                          TOTAL RETURN VARIABLE ACCOUNT

            500 BOYLSTON STREET - BOSTON - MASSACHUSETTS  02116-3741
                                 617 - 954-5000







                                        February 23, 1996



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re:  TOTAL RETURN VARIABLE ACCOUNT (THE "ACCOUNT") (FILE NO. 811-5448)
          -----------------------------------------------------------------

Ladies and Gentlemen:

     On behalf of the Account, pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the following:

     1) Compass Annual Report to Shareholders dated December 31, 1995.

                                        Very truly yours,

                                        JOHN MCNAMARA

                                        John McNamara
                                        Production Editor

/jm

DEAR CONTRACT OWNERS:

An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past 12 months. Yields on many fixed-income securities continued to decline throughout the year, and as bond prices rose in response to these declines, all of the fixed-income Accounts available under your contract experienced positive total returns. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, producing strong returns. For the 12 months ended December 31, 1995, the market, as measured by the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, returned +37.53%. All of the equity Accounts available under your contract achieved positive results.

U.S. OUTLOOK
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were seen late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

GLOBAL OUTLOOK
A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth in the near term. Although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with potential further reductions in interest rates, should help provide a foundation for stronger economic growth in the long run. Also, it appears that many of the cost-cutting measures taken by companies in these countries over the past few years will ultimately provide earnings leverage when economic growth improves. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for relatively attractive real rates of interest, possibly accompanied by moderate price appreciation. While the dollar continues to represent a sound store of long-term value, its relative strength in the near term is being restrained by the persistent U.S. current-account deficit.

BOND MARKETS
Prospects for the Federal Reserve to lower short-term interest rates appear favorable as the economy continues to be in a slow-growth mode. Long-term yields, meanwhile, moved noticeably downward in the latter months of 1995 in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term U.S. government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

In world bond markets, slowing economic growth, low inflation, and declining official interest rates helped result in solid performance during the past year. European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds, in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market. In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. Meanwhile, the high returns of the U.S. bond market have been echoed in other U.S. dollar-bloc markets, including Australia, New Zealand, and Canada, all of which saw positive performance over the last 12 months. The Australian market currently offers significantly higher yields than the U.S. market and represents good value. As long as the outlook for U.S. bonds remains positive, these related markets should demonstrate relatively good performance.

STOCK MARKETS
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and the growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Specific information on each Account's performance and our current investment strategy are provided below and on the following pages. We appreciate your support and welcome any questions or comments you may have.

                    On behalf of the
                    Board of Managers,
                    John D. McNeil
January 12, 1996    Chairman

CAPITAL APPRECIATION VARIABLE ACCOUNT
During the fiscal year ended December 31, 1995, the Account's performance was moderately below that of the S&P 500. Performance benefited from a significant weighting in the technology sector, which had strong results from stocks related to personal computer companies such as Intel and Microsoft. Lodging stocks such as HFS, Inc., a franchiser of hotels and real estate companies, and health care stocks such as United Healthcare helped performance in the second half as investors' confidence in their earnings improved. Performance was negatively impacted by the underweighting in consumer staples such as food and household products, and in financial services. These sectors outperformed the S&P 500 during the second half of the year as investors became more concerned about a moderation in economic growth.

The Account continues to seek companies the portfolio manager believes possess five key factors: earnings momentum, reasonable valuations, good management, a strong balance sheet and positive secular trends. Given that current price/ earnings multiples are reasonable, earnings momentum is the primary focus to achieving further stock price appreciation.

Our largest concentration remains in the technology area, which is seeing strong spending by corporations focused on improving their productivity. Other large weightings are in entertainment and medical services, as well as a number of agricultural-equipment holdings that should benefit from a continuing strong farm economy over the coming year. The foreign weighting is low, but it is likely to increase as growth accelerates overseas during the coming year.

GOVERNMENT SECURITIES VARIABLE ACCOUNT
The year 1995 was a very good one for financial markets, and the U.S. bond market was no exception. The yield of 30-year U.S. Treasury bonds fell by more than 190 basis points (1.9%), while the yield of 5-year U.S. Treasury notes fell by more than 240 basis points (2.4%). Short-term Treasury rates fell more than long-term rates as the market anticipated that the Federal Reserve would cut money market rates, which it did on July 6 and finally on December 19, 1995, when it moved the federal funds' rate to 5.5% from 5.75%. As the year progressed, the economic data continued to show that neither growth nor inflation would accelerate. For the year, the Account slightly underperformed the +17.82% return for the Lehman Brothers Government/ Mortgage Index (the Index), an unmanaged index comprised of Treasuries, agencies, and agency mortgages (FNMA, FHLMC, and GNMA). The difference in performance was due primarily to the Account's shorter duration at the beginning of the year.

Currently, the Account is positioned slightly longer than the Index, and more than 35% of its assets are invested in mortgage-backed securities. The Account is long in order to take advantage of any further moves by the Federal Reserve. However, given the relatively low level of existing rates and the excellent returns achieved in 1995, we are carefully monitoring the portfolio. In addition, the turmoil caused by the political debate over the budget and the debt ceiling will continue to resonate through the bond markets. If interest rates remain around their current levels, the additional yield provided by mortgages could boost the Account's total return.

HIGH YIELD VARIABLE ACCOUNT
High-yield bond prices firmed during 1995, primarily due to the decline in interest rates. Strong market technicals helped fuel the rally as the supply of new high-yield bonds declined slightly from the previous year while demand increased due to higher net cash flows into high-yield mutual funds. During 1995, the spread between the yield on Treasury securities and high-yield bonds widened to about 425 basis points (4.25%) from a low of 350 basis points (3.50%), reflecting investors' concern over the rise in the default rate (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). We do not expect credit losses to increase materially in 1996 because we believe that lower interest rates will enable the economy to continue to grow, albeit at a slower pace than in 1995.

During the past 12 months, the Account underperformed the +22.25% return of the Lehman Brothers Corporate Bond Index (the Lehman Index). The Lehman Index contains investment-grade bonds which have longer durations than high-yield bonds and, therefore, experienced greater price appreciation as rates fell last year.

In response to weak economic data throughout the year, our investment strategy became progressively more defensive. We reduced our positions in the steel, chemical and paper sectors because we believed that the softness in commodity prices during the second half of the year signaled the beginning of a cyclical downturn and was not simply due to a temporary inventory correction. We continued to increase the Account's weightings in less economically sensitive industries such as cable television, paging and supermarkets. The Account remains under-weighted in the bonds of retailers because we believe that overcapacity will cause weakness in this sector well into 1996. Given our outlook for slow economic growth and low inflation, we expect the Federal Reserve to further reduce interest rates in 1996. Therefore, our investment strategy remains focused on bonds in the upper-credit-quality tier of the high-yield market. These high-yield bonds could benefit the most from a drop in interest rates because their returns are the most closely correlated with shifts in interest rates.

MANAGED SECTORS VARIABLE ACCOUNT
Overall stock market performance in 1995 was very strong, with all major indices posting robust gains. The strength of the market over the first nine months was quite broad, with particular strength in technology-related issues. Over the last three months, overall advances were significantly harder to come by as the breadth of the market was decidedly narrower. Investors looked to lock in profits in many of the better-performing areas and rotated into more defensive sectors such as consumer staples, health care, utilities, and energy. Except for energy, the Account had below-market weightings in these groups. In addition, despite the fact that we reduced our weighting in the technology sector from over 28% of Account assets in mid-summer to under 17% by the beginning of the fourth quarter, corrections in this area were quite severe and broad-based, a combination that negatively affected overall performance. As a result, while performance during the fourth quarter was positive, it trailed that of the major indices.

The Account has recently begun to selectively buy individual technology stocks, given both their recent correction and still-positive prospects for earnings growth. The weighting in the retail sector has been modestly decreased following disappointing Christmas sales and relatively gloomy prospects going forward. Energy, financial services and leisure weightings have remained basically intact despite some changes in individual positions.

Given the strong market advances in 1995, many valuations appear to be approaching reasonable levels. Over the near term, investors are likely to continue to rotate in and out of individual groups, a pattern exhibited in the fourth quarter, resulting in a more volatile market and one that may find it more difficult to make overall headway. We continue to search for attractively valued companies but are maintaining a slightly more cautious outlook over the near term.

MONEY MARKET VARIABLE ACCOUNT
Short-term interest rates fell approximately 30 basis points (0.30%) during 1995. While the Federal Reserve raised short-term interest rates

50 basis points (0.50%) on February 1, 1995, it subsequently lowered them by 25 basis points (0.25%) on July 6 and by another 25 basis points on December 19. Anticipating lower interest rates, we maintained average maturities between 45 and 55 days in the portfolio throughout the year. We continue to limit the Account's investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest-quality corporate issues, in order to help provide maximum protection against credit risk. At the present time, approximately 61% of the portfolio is invested in U.S. government or government-guaranteed issues, with the balance in corporate issues.

We expect that the Federal Reserve may continue to lower short-term interest rates over the next several months, given the sluggishness of the economy and the absence of inflationary pressures. Consequently, we will continue to target relatively long maturities in the portfolio.

TOTAL RETURN VARIABLE ACCOUNT
We believe the current environment continues to warrant a conservative investment posture. Economies in both the United States and Europe remain sluggish and revenue growth for many major corporations has slowed. Earnings growth, a key driver to stock prices, also has slowed over the past few quarters. In addition, valuations are on the high side, especially with the S&P 500 dividend yield at just 2.4%.

Therefore, we continue to carry a below-normal equity allocation. Common stocks have represented approximately 55% of the portfolio over the past several months. Our major concentrations remain in the energy and financial services sectors, where fundamentals and valuations appear sound. We are also finding some good values in the telephone, electric and defense/ aerospace industries.

The bond portion has ranged close to 35% of the portfolio, while cash has been approximately 10%. Our duration remains around six years, and corporate bonds make up the majority of the portfolio. However, we have recently been adding more Treasury securities.

WORLD GOVERNMENTS VARIABLE ACCOUNT
Fueled by sluggish world economic growth, stable to lower inflation, and monetary easing by most central banks, all international bond markets registered positive returns for the year. In many instances these returns equalled or surpassed U.S. results when measured in local currency terms.

Two of the best-performing markets were found within the U.S. dollar bloc, notably in Canada (+20.03%) and Australia (+19.72%). Both countries continue to possess lower inflation than the U.S. market, as well as higher real interest rates and attractive nominal yield spreads. The portfolio's performance was enhanced by an overweighted position in both of these markets. However, overall performance was negatively impacted due to shorter durations in the U.S. bonds held during the first half of the year.

In the European bloc, the best-performing markets were those of Sweden (+20.2%) and Spain (+19.34%). Following interest rate cuts throughout western Europe, the portfolio benefited from overweighted European bond positions. More specifically, the core markets, such as Germany and the Netherlands, continued to provide solid returns against a backdrop of slow growth, low inflation, and declining interest rates. Other markets, such as Denmark's, offered a combination of higher yields with moderate growth and low inflation. The higher-yielding European markets have recovered during the past six months, and the portfolio has benefited by increasing the weighting and lengthening the duration in both Spanish and Italian issues.

In addition to these economic developments, many European governments are entering into multi-year programs to reduce their budget deficits and debt levels, which are quite similar to those of the United States. These programs are positive for bonds, in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces the supply pressures in the bond market.

In currency terms, the dollar did recover some ground lost during the first half of the year. The Japanese yen was especially strong over the first half but gave back almost all these gains versus the dollar by year-end. Due in part to falling German inflation compared to stable U.S. inflation, the German mark appreciated 7.7% over the dollar for the year. However, with the likelihood of a budget resolution in the United States, combined with favorable U.S. short-term interest rate spreads, the dollar consolidated at year-end and now appears relatively attractive.

INVESTMENT OBJECTIVES AND POLICIES

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks capital appreciation by investing in securities of all types with a major emphasis on common stocks.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government and government-related securities.

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of United States and foreign issuers which may be in the lower-rated categories or unrated and may include equity features.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent that it is consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in the Account are neither guaranteed nor insured by the U.S. government.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income and equity securities. Generally, at least 40% of its assets will be invested in equity securities.

WORLD GOVERNMENTS VARIABLE ACCOUNT (WGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government securities.

ONE YEAR PERFORMANCE THROUGH
DECEMBER 31, 1995*

                            Compass 2        Compass 3
                             (U.S.)           (U.S.)
Capital Appreciation
 Variable Account             +34.65%            +34.51%
Government Securities
 Variable Account             +16.25%            +16.14%
High Yield Variable
 Account                      +15.31%            +15.20%
Managed Sectors
 Variable Account             +31.30%            +31.11%
Money Market Variable
 Account                       +4.10%             +4.00%
Total Return Variable
 Account                      +27.38%            +27.19%
World Governments
 Variable Account             +14.37%            +14.20%

*These performance results do not reflect any applicable contract or surrender charges. Past performance is no guarantee of future results.

PORTFOLIO OF INVESTMENTS -- December 31, 1995
CAPITAL APPRECIATION VARIABLE ACCOUNT -- CAVA
COMMON STOCKS -- 98.1%

Issuer                           Shares         Value
U.S. COMMON STOCKS -- 92.2%
AEROSPACE -- 3.2%
General Dynamic Corp.......        39,700    $ 2,347,263
Lockheed Martin Corp.......        70,900      5,601,100
McDonnell Douglas Corp.....        87,900      8,086,800
                                             -----------
                                             $16,035,163
                                             -----------
AGRICULTURAL PRODUCTS -- 4.1%
AGCO Corp..................       173,700    $ 8,858,700
Case Corp..................       102,500      4,689,375
Deere & Co., Inc...........       196,200      6,916,050
                                             -----------
                                             $20,464,125
                                             -----------
AIRLINES -- 1.6%
Southwest Airlines Co......       341,000    $ 7,928,250
                                             -----------
APPAREL AND TEXTILES -- 1.0%
Nike, Inc., "B"............        70,400    $ 4,901,600
                                             -----------
AUTOMOTIVE -- 3.4%
APS Holding Corp., "A"*....       169,700    $ 3,818,250
General Motors Corp........       115,000      6,080,625
Harley-Davidson, Inc.......       173,400      4,985,250
Varity Corp.*..............        56,400      2,093,850
                                             -----------
                                             $16,977,975
                                             -----------
BROADCASTING -- 0.6%
Infinity Broadcasting
 Corp., "A"*...............        85,000    $ 3,166,250
                                             -----------
BUSINESS SERVICES -- 3.9%
ADT Ltd.*..................       319,800    $ 4,797,000
ALCO Standard Corp.........       124,400      5,675,750
Ceridian Corp.*............       153,400      6,327,750
Corestaff, Inc.*...........         7,400        270,100
Policy Management Systems
 Corp.*....................        44,300      2,109,788
                                             -----------
                                             $19,180,388
                                             -----------
CELLULAR TELEPHONES -- 0.4%
AirTouch Communications,
 Inc.*.....................        74,300    $ 2,098,975
                                             -----------
CHEMICALS -- 0.7%
Geon Co....................       151,800    $ 3,700,125
                                             -----------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 4.8%
Arbor Software Corp.*......         1,500    $    70,875
Autodesk, Inc..............       112,800      3,863,400
Electronic Arts, Inc.*.....       287,600      7,513,550

Issuer                             Shares          Value
U.S. COMMON STOCKS -- continued
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- continued
Microsoft Corp.*...........       135,400    $11,881,350
Spectrum Holobyte,
 Industries*...............       120,900        785,850
                                             -----------
                                             $24,115,025
                                             -----------
COMPUTER SOFTWARE -- SYSTEMS -- 12.4%
Adobe Systems, Inc.........       123,100    $ 7,632,200
BMC Software, Inc.*........       232,700      9,947,925
Cadence Design Systems,
 Inc.*.....................       231,400      9,718,800
Computer Associates
 International, Inc........       135,800      7,723,625
DST Systems, Inc.*.........        81,600      2,325,600
General Motors Corp.,
 "E".......................        69,500      3,614,000
MicrosSystems, Inc.*.......        98,600      4,856,050
Oracle Systems Corp.*......       171,500      7,267,313
Sybase, Inc.*..............       233,000      8,388,000
System Software Associates,
 Inc.......................        15,450        336,038
                                             -----------
                                             $61,809,551
                                             -----------
CONSUMER GOODS AND SERVICES -- 7.2%
Kimberly-Clark Corp........        62,200    $ 5,147,050
Philip Morris Cos., Inc....       153,100     13,855,550
Service Corp.
 International.............        28,200      1,240,800
Tyco International Ltd.....       447,400     15,938,625
                                             -----------
                                             $36,182,025
                                             -----------
DEFENSE ELECTRONICS -- 1.1%
Loral Corp.................       161,900    $ 5,727,213
                                             -----------
ELECTRONICS -- 5.3%
Altera Corp.*..............        12,000    $   597,000
Analog Devices, Inc.*......        73,900      2,614,213
ESS Technology, Inc.*......        17,500        402,500
Intel Corp.................       204,900     11,628,075
LSI Logic Corp.*...........       217,700      7,129,675
National Semiconductor
 Corp.*....................        53,900      1,199,275
Xilinx, Inc.*..............        87,400      2,665,700
                                             -----------
                                             $26,236,438
                                             -----------
ENTERTAINMENT -- 3.5%
Argosy Gaming Corp.*.......        52,200    $   398,025
Harrahs Entertainment,
 Inc.*.....................       514,700     12,481,475
Mirage Resorts, Inc.*......       126,500      4,364,250
                                             -----------
                                             $17,243,750
                                             -----------

Issuer                             Shares          Value
U.S. COMMON STOCKS -- continued
FINANCIAL INSTITUTIONS -- 4.1%
Federal Home Loan Mortgage
 Corp......................       103,500    $ 8,642,250
Financial Federal Corp.*...        65,200      1,458,850
Finova Group, Inc..........        70,400      3,396,800
Schwab (Charles) Corp......       350,100      7,045,763
                                             -----------
                                             $20,543,663
                                             -----------
FOOD AND BEVERAGE PRODUCTS -- 2.1%
General Mills, Inc.........        85,300    $ 4,926,075
Universal Foods Corp.......       135,900      5,452,988
                                             -----------
                                             $10,379,063
                                             -----------
INSURANCE -- 1.3%
Amerin Corp.*..............        78,100    $ 2,089,175
Lasalle Re Holdings
 Ltd.*.....................        40,100        917,288
Prudential Reinsurance
 Holdings, Inc.............       142,000      3,319,250
                                             -----------
                                             $ 6,325,713
                                             -----------
MACHINERY -- 0.2%
IDEX Corp..................        23,600    $   961,700
                                             -----------
MEDICAL AND HEALTH PRODUCTS -- 1.5%
Johnson & Johnson..........        75,200    $ 6,439,000
Sofamor Danek Group,
 Inc.*.....................        38,900      1,103,788
                                             -----------
                                             $ 7,542,788
                                             -----------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 6.8%
Community Health Systems,
 Inc.*.....................        32,700    $ 1,164,938
Foundation Health Corp.*...       100,900      4,338,700
Genesis Health Ventures,
 Inc.*.....................        72,700      2,653,550
Health Care & Retirement
 Corp.*....................        82,800      2,898,000
Living Centers of
 America*..................        70,600      2,471,000
Manor Care, Inc............       142,500      4,987,500
Schein (Henry), Inc.*......         4,300        126,850
United Healthcare Corp.....       234,300     15,346,650
                                             -----------
                                             $33,987,188
                                             -----------
METALS AND MINERALS -- 2.9%
J&L Specialty Steel,
 Inc.......................       105,700    $ 1,981,875
Minerals Technologies,
 Inc.......................        54,000      1,971,000
Nucor Corp.................       121,500      6,940,688
Phelps Dodge Corp..........        58,300      3,629,175
                                             -----------
                                             $14,522,738
                                             -----------
Issuer                             Shares          Value
U.S. COMMON STOCKS -- continued
OILS -- 1.6%
Enron Oil & Gas Co.........        60,400    $ 1,449,600
Mobil Corp.................        54,000      6,048,000
Union Pacific Resources,
 Inc.......................        22,100        560,788
                                             -----------
                                             $ 8,058,388
                                             -----------
PHOTOGRAPHIC PRODUCTS -- 1.0%
Eastman Kodak Co...........        75,800    $ 5,078,600
                                             -----------
RAILROADS -- 1.2%
Wisconsin Central
 Transportation Corp.*.....        94,800    $ 6,233,100
                                             -----------
RESTAURANTS AND LODGING -- 4.6%
Felcor Suite Hotels,
 Inc.......................        45,400    $ 1,259,850
HFS, Inc.*.................       124,800     10,202,400
Promus Hotel Corp.*........       380,150      8,458,338
Renaissance Hotel Group
 N.V.......................       117,000      2,983,500
                                             -----------
                                             $22,904,088
                                             -----------
STORES -- 5.7%
Circuit City Stores,
 Inc.......................       138,900    $ 3,837,113
Corporate Express, Inc.*...        55,800      1,680,975
Duty Free International,
 Inc.......................        29,800        476,800
Federated Department
 Stores, Inc.*.............       249,100      6,850,250
Intelligent Electronics,
 Inc.......................       266,100      1,596,600
Micro Warehouse, Inc.*.....        59,400      2,569,050
Office Depot, Inc.*........       353,400      6,979,650
Officemax, Inc.*...........       194,100      4,342,988
                                             -----------
                                             $28,333,426
                                             -----------
TELECOMMUNICATIONS -- 5.8%
3Com Corp.*................       134,370    $ 6,265,001
Cabletron Systems, Inc.*...        77,600      6,285,600
Novell, Inc.*..............       283,100      4,034,175
Tel-Save Holdings, Inc.*...        68,200        946,275
Tellabs, Inc.*.............       123,200      4,558,400
U.S. Robotics Corp.*.......        31,900      2,799,225
Worldcom, Inc.*............       112,000      3,948,000
                                             -----------
                                             $28,836,676
                                             -----------
UTILITIES -- TELEPHONE -- 0.2%
MCI Communications Corp....        32,000    $   836,000
                                             -----------
  Total U.S. Common Stocks.................  $460,309,984
                                             -----------

Issuer                           Shares         Value
FOREIGN STOCKS -- 5.9%
AUSTRALIA -- 0.9%
Sydney Harbour Casino
 Holdings Ltd., Preferred
 (Entertainment)*..........     3,416,251    $ 4,311,001
                                             -----------
CANADA -- 0.3%
Canadian National Railway
 Co. (Railroad)*...........        11,100    $   166,500
Potash Corp. of
 Saskatchewan, Inc.
 (Precious Metals and
 Minerals).................        17,000      1,204,875
                                             -----------
                                             $ 1,371,375
                                             -----------
HONG KONG -- 0.3%
Peregrine Investment
 Holdings (Finance)........     1,200,000    $ 1,551,992
                                             -----------
ITALY -- 1.4%
Telecom Italia Mobile
 (Telecommunications)......       990,300    $ 1,744,100
Telecom Italia Mobile,
 Saving Shares
 (Telecommunications)......     5,128,000      5,396,189
                                             -----------
                                             $ 7,140,289
                                             -----------
NEW ZEALAND -- 0.4%
Sky City Ltd.
 (Entertainment)*..........        96,000    $ 1,989,734
                                             -----------
SWEDEN -- 1.4%
ASTRA AB, "B" (Medical and
 Health Products)..........       167,400    $ 6,626,061
TV 4 AB (Broadcasting).....        14,300        247,502
                                             -----------
                                             $ 6,873,563
                                             -----------
UNITED KINGDOM -- 1.2%
PowerGen PLC, ADR
 (Utilities-- Electric)....       742,000    $ 2,545,822
Reuters Holdings PLC, ADR
 (Printing and
 Publishing)...............        66,700      3,676,838
                                             -----------
                                             $ 6,222,660
                                             -----------
  Total Foreign Stocks.....................  $29,460,614
                                             -----------
  Total Common Stocks (Identified Cost,
  $385,047,136)............................  $489,770,598
                                             -----------
CONVERTIBLE BONDS -- 0.1%

                               Principal
                                 Amount
                             (000 Omitted)
Spectrum Holobyte, Inc.,
 6.5s, 2002## (Identified
 Cost, $580,000)...........    $      580    $   423,400
                                             -----------

SHORT-TERM OBLIGATIONS -- 2.3%

                                Principal
                                   Amount
Issuer                       (000 Omitted)      Value
Federal Home Loan Mortgage,
 due 1/05/96...............  $      9,200    $ 9,194,276
Ford Motor Credit Corp.,
 due 1/02/96...............         2,500      2,499,583
Transamerica Co., due
 1/02/96...................             5          4,999
                                             -----------
  Total Short-Term Obligations, at
  Amortized Cost...........................  $11,698,858
                                             -----------
  Total Investments (Identified Cost,
  $397,325,994)............................  $501,892,856
OTHER ASSETS, LESS LIABILITIES -- (0.5)%...   (2,679,805)
                                             -----------
  Net Assets -- 100.0%.....................  $499,213,051
                                             -----------
                                             -----------

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
GOVERNMENT SECURITIES VARIABLE
ACCOUNT -- GSVA

U.S. FEDERAL AGENCIES -- 38.7%

                                Principal
                                 Amount
Issuer                        (000 Omitted)      Value
Federal Agricultural
 Mortgage Corp., 7.02s,
 1998......................     $   1,800     $ 1,857,366
Federal Agricultural
 Mortgage Corp., 7.25s,
 1999......................         5,000       5,246,850
Federal Agricultural
 Mortgage Corp., 7.44s,
 2000......................         3,725       3,993,908
Federal Agricultural
 Mortgage Corp., 8.07s,
 2006......................         2,000       2,335,320
Federal Home Loan Mortgage
 Corp., 7.5s, 2024-2025....         5,762       5,907,611
Federal Home Loan Mortgage
 Corp., 8.5s, 2021.........            34          35,275
Federal Home Loan Mortgage
 Corp., 9s, 2003-2007......         4,725       4,969,857
Federal Housing Authority,
 7.43s, 2002...............         9,352      10,335,322
Federal National Mortgage
 Assn., 7.27s, 2005........         3,984       4,172,986
Federal National Mortgage
 Assn., 7.645s, 2020.......         1,348       1,372,741
Federal National Mortgage
 Assn., 8s, 2019-2023......           506         524,474

                                Principal
                                 Amount
Issuer                        (000 Omitted)      Value
Federal National Mortgage
 Assn., 8.5s, 2001-2007....     $   2,731     $ 2,849,909
Federal National Mortgage
 Assn., 9s, 2007...........           636         669,644
Financing Corp., 9.8s,
 2018......................        11,900      16,715,811
Private Export Funding
 Corp., 8.4s, 2001.........        12,000      13,516,800
Republic of Israel U.S.
 Government Guaranteed
 Notes, 6s, 1999...........         5,000       5,075,000
Resolution Funding Corp.,
 8.875s, 2020..............        12,700      16,835,374
U.S. Department of Veterans
 Affairs, Vendee Mortgage
 Trust, 7.75s, 2014........         3,000       3,133,110
                                              -----------
  Total U.S. Federal Agencies (Identified
  Cost, $86,811,562)........................  $99,547,358
                                              -----------
GOVERNMENT GUARANTEED -- 59.9%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 25.6%
GNMA, 6.5s, 2023-2025......     $   8,080     $ 8,014,305
GNMA, 7.s, 2023-2025.......        15,510      15,694,256
GNMA, 7.5s, 2008-2025......        21,771      22,423,559
GNMA, 8s, 2025.............         5,709       5,948,031
GNMA, 9s, 2004-2024........        11,669      12,405,420
GNMA, 10s, 2016............            11          11,897
GNMA, 11s, 2010-2019.......         1,045       1,183,453
GNMA, 12.5s, 2015..........           129         149,452
GNMA, 13.25s, 2014-2015....            13          15,129
GNMA, 14s, 2014-2015.......            79          95,810
                                              -----------
                                              $65,941,312
                                              -----------
SMALL BUSINESS ADMINISTRATION -- 5.6%
SBA, 10.35s, 1997..........     $     488     $   516,519
SBA, 8.2s, 2005............         2,000       2,151,875
SBA, 8.4s, 2007............           501         550,565
SBA, 9.95s, 2008...........         1,006       1,177,208
SBA, 8.7s, 2009............         1,618       1,821,619
SBA, 10.05s, 2009..........           953       1,119,311
SBA, 9.5s, 2010............         6,091       7,063,094
                                              -----------
                                              $14,400,191
                                              -----------

GOVERNMENT GUARANTEED -- continued

                                Principal
                                 Amount
Issuer                        (000 Omitted)      Value
U.S. TREASURY OBLIGATIONS -- 28.7%
U.S. Treasury Notes, 8.5s,
 1997......................     $   4,250     $ 4,420,680
U.S. Treasury Notes, 5.25s,
 1998......................        18,000      18,005,580
U.S. Treasury Notes,
 7.875s, 1998..............         6,000       6,304,680
U.S. Treasury Notes, 6.75s,
 1999......................         4,500       4,705,290
U.S. Treasury Notes,
 9.125s, 1999..............         4,500       5,021,730
U.S. Treasury Notes, 6.75s,
 2000......................         2,000       2,104,680
U.S. Treasury Notes, 7.25s,
 2004......................        15,000      16,650,000
U.S. Treasury Notes, 7.25s,
 2004......................         2,000       2,224,060
U.S. Treasury Notes,
 7.875s, 2004..............         1,000       1,157,500
U.S. Treasury Bonds,
 10.75s, 2003..............         3,000       3,914,520
U.S. Treasury Bonds, 8.75s,
 2020......................         7,000       9,375,590
                                              -----------
                                              $73,884,310
                                              -----------
  Total Government Guaranteed (Identified
  Cost, $147,501,012).......................  $154,225,813
                                              -----------
  Total Investments (Identified Cost,
  $234,312,574).............................  $253,773,171
OTHER ASSETS, LESS LIABILITIES -- 1.4%......    3,459,666
                                              -----------
  Net Assets -- 100.0%......................  $257,232,837
                                              -----------
                                              -----------

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
HIGH YIELD VARIABLE ACCOUNT -- HYVA
BONDS -- 92.4%

                               Principal
                                 Amount
Issuer                       (000 Omitted)      Value
AIRLINES
Continental Airlines, Inc.,
 11.75s, 1999**............    $    2,050    $       205
                                             -----------
AUTOMOTIVE -- 2.3%
Exide Corp., 10s, 2005.....    $    1,200    $ 1,302,000
Harvard Industries, Inc.,
 12s, 2004.................         1,550      1,631,375
Harvard Industries, Inc.,
 11.125s, 2005.............           600        600,000

                               Principal
                                 Amount
Issuer                       (000 Omitted)      Value
AUTOMOTIVE -- continued
SPX Corp., 11.75s, 2002....  $      1,150    $ 1,219,000
                                             -----------
                                             $ 4,752,375
                                             -----------
BUILDING -- 5.8%
American Standard, Inc.,
 10.5s, 2005...............  $      4,550    $ 3,901,625
Atlantic Gulf Communities
 Corp., 12s, 1996##........           224        197,498
Atlantic Gulf Communities
 Corp., 13s, 1998##........           241        125,256
Lone Star Industries, Inc.,
 10s, 2003.................         1,250      1,262,500
Nortek, Inc., 9.875s,
 2004......................         1,850      1,729,750
Schuller International
 Group, Inc., 10.875s,
 2004......................         1,800      2,020,500
USG Corp., 9.25s, 2001.....         2,250      2,407,500
                                             -----------
                                             $11,644,629
                                             -----------
CHEMICALS -- 3.6%
Arcadian Partners L.P.,
 10.75s, 2005..............  $      1,400    $ 1,547,000
Indspec Chemical Corp.,
 11.5s, 2003...............           750        600,000
NL Industries, Inc.,
 11.75s, 2003..............         2,100      2,241,750
Rexene Corp., 11.75s,
 2004......................           900        942,750
UCC Investors Holdings,
 Inc., 10.5s, 2002.........            50         51,500
UCC Investors Holdings,
 Inc., 0s, 2005............         2,550      1,938,000
                                             -----------
                                             $ 7,321,000
                                             -----------
CONGLOMERATE -- 0.5%
Westinghouse Electric Co.,
 6.875s, 2003..............  $      1,050    $   995,799
                                             -----------
CONSUMER GOODS AND SERVICES -- 7.0%
ADT Operations, Inc.,
 9.25s, 2003...............  $      1,250    $ 1,340,625
Consolidated Cigar Corp.,
 10.5s, 2003...............         1,000      1,025,000
Fieldcrest Cannon, Inc.,
 11.25s, 2004..............         1,200      1,092,000
                               Principal
                                 Amount
Issuer                       (000 Omitted)      Value
CONSUMER GOODS AND SERVICES -- continued
International Semi-Tech
 Microelectronics, Inc.,
 0s, 2003..................  $      2,300    $ 1,233,375
Ithaca Industries, Inc.,
 11.125s, 2002.............           750        255,000
Reeves Industries, Inc.,
 11s, 2002.................         1,200      1,026,000
Remington Arms, Inc., 9.5s,
 2003##....................           450        373,500
Revlon, Inc., 10.5s,
 2003......................         1,500      1,530,000
Samsonite Corp., 11.125s,
 2005......................         1,200      1,152,000
Sealy Corp., 9.5s, 2003....         1,650      1,658,250
Westpoint Stevens, Inc.,
 9.375s, 2005..............         3,400      3,357,500
                                             -----------
                                             $14,043,250
                                             -----------
CONTAINERS -- 5.8%
Atlantis Group, Inc., 11s,
 2003......................  $      1,300    $ 1,137,500
Calmar, Inc., 11.5s,
 2005##....................         1,650      1,670,625
Ivex Packaging Corp.,
 12.5s, 2002...............         1,200      1,272,000
Owens-Illinois, Inc., 11s,
 2003......................         3,900      4,407,000
Plastic Containers, Inc.,
 10.75s, 2001..............         1,500      1,545,000
Silgan Corp., 11.75s,
 2002......................         1,500      1,605,000
                                             -----------
                                             $11,637,125
                                             -----------
CORPORATE ASSET BACKED -- 0.4%
Merrill Lynch Mortgage
 Investors, 8.227s,
 2023+.....................  $      1,000    $   778,125
                                             -----------
ENTERTAINMENT -- 3.5%
ACT III Broadcasting,
 9.625s, 2003..............  $        500    $   520,000
ACT III Theatres, Inc.,
 11.875s, 2003.............           350        379,750
Allbritton Communications
 Corp., 11.5s, 2004........           900        945,000
Gillett Holdings, Inc.,
 12.25s, 2002..............         1,426      1,497,070
SCI Television, Inc., 11s,
 2005......................         2,450      2,590,875
United Artist Theater
 Circuit, Inc., 11.5s,
 2002......................         1,000      1,075,000
                                             -----------
                                             $ 7,007,695
                                             -----------

                               Principal
                                 Amount
Issuer                       (000 Omitted)      Value
FINANCIAL INSTITUTIONS -- 1.7%
American Annuity Group,
 Inc., 11.125s, 2003.......    $    1,500    $ 1,627,500
American Life Holdings Co.,
 11.25s, 2004..............           600        630,000
Americo Life, Inc., 9.25s,
 2005......................         1,150      1,092,500
                                             -----------
                                             $ 3,350,000
                                             -----------
FOOD AND BEVERAGE PRODUCTS -- 2.8%
PMI Acquisition Corp.,
 10.25s, 2003..............    $    2,000    $ 2,055,000
Specialty Foods Corp.,
 10.25s, 2001..............         1,950      1,833,000
Texas Bottling Group, Inc.,
 9s, 2003..................         1,750      1,732,500
                                             -----------
                                             $ 5,620,500
                                             -----------
FOREST AND PAPER PRODUCTS -- 4.9%
Container Corp. of America,
 10.75s, 2002..............    $      750    $   761,250
Fort Howard Corp., 9.25s,
 2001......................           750        761,250
Gaylord Container Co., 0s,
 2005......................         1,850      1,822,250
Pacific Lumber Co., 10.5s,
 2003......................         1,750      1,658,125
Repap New Brunswick, Inc.,
 10.625s, 2005.............         1,400      1,372,000
SD Warren Co., 12s, 2004...         1,500      1,653,750
Stone Consolidated Corp.,
 10.25s, 2000..............         1,250      1,337,500
Stone Container Corp.,
 9.875s, 2001..............           550        534,875
                                             -----------
                                             $ 9,901,000
                                             -----------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 5.7%
Community Health System,
 10.25s, 2003..............    $    2,100    $ 2,268,000
Integrated Health Services,
 Inc., 10.75s, 2004........         1,550      1,677,875
OrNda Healthcorp, 12.25s,
 2002......................         2,255      2,480,500
Quorum Health Group, Inc.,
 8.75s, 2005...............         1,900      1,966,500
Tenet Healthcare Corp.,
 10.125s, 2005.............         2,750      3,059,375
                                             -----------
                                             $11,452,250
                                             -----------
                               Principal
                                 Amount
Issuer                       (000 Omitted)      Value
OIL SERVICES -- 3.4%
Amerigas Partners L.P.,
 10.125s, 2007.............    $    1,300    $ 1,404,000
Ferrell Gas L.P., 10s,
 2001......................         1,900      2,033,000
Noble Drilling Corp.,
 9.25s, 2003...............         1,250      1,312,500
PDV America, Inc., 7.875s,
 2003......................           900        879,075
Tuboscope Vetco
 International, Inc.,
 10.75s, 2003..............         1,200      1,194,000
                                             -----------
                                             $ 6,822,575
                                             -----------
OILS -- 1.2%
Gulf Canada, 9.25s, 2004...    $    1,850    $ 1,914,750
Kelley Oil & Gas Corp.,
 13.5s, 1999...............           550        440,000
                                             -----------
                                             $ 2,354,750
                                             -----------
PRINTING AND PUBLISHING -- 0.5%
Day International Group,
 Inc., 11.125s, 2005.......    $      550    $   561,000
Western Publishing Group,
 7.65s, 2002...............           600        420,000
                                             -----------
                                             $   981,000
                                             -----------
RESTAURANTS AND LODGING -- 4.8%
Bally's Grand, Inc.,
 10.375s, 2003.............    $    1,850    $ 1,887,000
Boomtown, Inc., 11.5s,
 2003......................           750        615,000
Boyd Gaming Corp., 10.75s,
 2003......................         2,150      2,268,250
Four Seasons Hotels, Inc.,
 9.125s, 2000##............           650        646,750
Griffin Gaming &
 Entertainment, 8.15s,
 2000......................         1,000        930,000
Grand Casinos, Inc.,
 10.125s, 2003.............         1,250      1,306,250
Maritime Group Ltd., 13.5s,
 1997**....................           663        119,481
Sam Houston Race Park,
 Inc., 11s, 2001...........           275        110,000
Station Casinos, Inc.,
 9.625s, 2003..............         1,900      1,885,750
                                             -----------
                                             $ 9,768,481
                                             -----------

                               Principal
                                 Amount
Issuer                       (000 Omitted)      Value
SPECIAL PRODUCTS AND SERVICES -- 9.1%
Buckeye Cellulose Corp.,
 8.5s, 2005................    $      500    $   516,250
Eagle Industries, Inc., 0s,
 2003......................         2,000      1,675,000
Fairfield Manufacturing,
 11.375s, 2001.............           300        292,500
Haynes International, Inc.,
 11.25s, 1998..............           350        332,500
Howmet Corp., 10s,
 2003##....................           300        313,500
IMO Industries, Inc., 12s,
 2001......................         1,750      1,785,000
Idex Corp., 9.75s, 2002....         1,670      1,770,200
Interlake Corp., 12s,
 2001......................           850        858,500
Interlake Corp., 12.125s,
 2002......................         1,650      1,567,500
Interlake Revolver, "B",
 5.75s, 1997##.............           252        250,934
K & F Industries, Inc.,
 11.875s, 2003.............         1,050      1,128,750
Newflo Corp., 13.25s,
 2002......................           400        416,000
Polymer Group, Inc.,
 12.25s, 2002..............         1,500      1,545,000
Spreckels Industries, Inc.,
 11.5s, 2000...............         1,800      1,764,000
Synthetic Industries, Inc.,
 12.75s, 2002..............         2,100      2,058,000
Talley Manufacturing &
 Technology, Inc., 10.75s,
 2003......................         1,000      1,002,500
Thermadyne Industries
 Holdings Corp., 10.25s,
 2002......................         1,089      1,083,555
                                             -----------
                                             $18,359,689
                                             -----------
STEEL -- 4.0%
AK Steel Holdings Corp.,
 10.75s, 2004..............    $    3,250    $ 3,607,500
Armco, Inc., 11.375s,
 1999......................           550        572,000
Jorgensen (Earle M.) Co.,
 10.75s, 2000..............           500        458,750
Kaiser Aluminum & Chemical
 Corp., 9.875s, 2002.......           750        770,625
Sheffield Steel Corp., 12s,
 2001......................           500        425,000
UCAR Global Enterprises,
 Inc., 12s, 2005...........         1,280      1,478,400
WCI Steel, Inc., 10.5s,
 2002......................           700        680,750
                                             -----------
                                             $ 7,993,025
                                             -----------
                               Principal
                                 Amount
Issuer                       (000 Omitted)      Value
STORES -- 2.2%
Finlay Enterprises, Inc.,
 0s, 2005..................    $    3,000    $ 1,980,000
Parisian, Inc., 9.875s,
 2003......................         1,100        924,000
Woodward & Lothrop, Inc.,
 14.75s, 1999..............         3,150      1,543,500
                                             -----------
                                             $ 4,447,500
                                             -----------
SUPERMARKETS -- 5.1%
Brunos, Inc., 10.5s,
 2005......................    $      950    $   940,500
Dominicks Finer Foods,
 10.875s, 2005.............         1,900      2,018,750
Grand Union Co., 12s,
 2004......................         1,300      1,124,500
Pathmark Stores, Inc.,
 11.625s, 2002.............           600        601,500
Pathmark Stores, Inc.,
 9.625s, 2003..............           800        778,000
Ralphs Grocery Co., 10.45s,
 2004......................         1,000      1,015,000
Ralphs Grocery Co., 11s,
 2005......................         2,250      2,227,500
Stop & Shop Cos., Inc.,
 9.75s, 2002...............         1,500      1,653,750
                                             -----------
                                             $10,359,500
                                             -----------
TELECOMMUNICATIONS -- 16.5%
American Communications
 Services, Inc., 0s,
 2005##....................    $      250    $   134,375
Bell Cablemedia PLC,
 11.875s, 2005##...........         1,100        687,500
Bell & Howell Co. 10.75s,
 2002......................           900        954,000
Cablevision Systems Corp.,
 10.75s, 2004..............         1,250      1,318,750
Cablevision Systems Corp.,
 9.25s, 2005...............         1,400      1,463,000
Century Communication
 Corp., 9.5s, 2005.........         1,850      1,910,125
Comcast Corp., 9.375s,
 2005......................         2,200      2,326,500
Continental Cablevision,
 Inc., 8.875s, 2005........         1,750      1,833,125
Diamond Cable
 Communications Corp.,
 11.75s, 2005..............         1,000        587,500
Echostar Communications
 Corp., 12.875s, 2004......         1,700      1,105,000
Falcon Holdings Group L.P.,
 11s, 2003#................         2,348      2,231,059

                               Principal
                                 Amount
Issuer                       (000 Omitted)      Value
TELECOMMUNICATIONS -- continued
Jones Intercable, Inc.,
 9.625s, 2002..............  $        750    $   806,250
Jones Intercable, Inc.,
 11.5s, 2004...............         1,225      1,359,750
Jones Intercable, Inc.,
 10.5s, 2008...............           250        273,750
MFS Communications, Inc.,
 0s, 2004..................         2,700      2,180,250
Marcus Cable Operating Co.,
 0s, 2004..................           875        658,437
Metrocall, Inc., 10.375s,
 2007......................           600        636,000
Mobile Telecommunications,
 13.5s, 2002...............           250        278,750
Mobilemedia Communications,
 Inc., 0s, 2003............         2,500      1,950,000
Paging Network, Inc.,
 8.875s, 2006..............         3,500      3,587,500
Pronet, Inc., 11.875s,
 2005......................         1,250      1,375,000
Rogers Cablesystems Ltd.,
 10.125s, 2012.............         1,750      1,841,875
USA Mobile Communication,
 9.5s, 2004................           950        940,500
Videotron Holdings PLC,
 11s, 2005.................         2,500      1,550,000
Videotron Ltd., 10.25s,
 2002......................         1,200      1,266,000
                                             -----------
                                             $33,254,996
                                             -----------
TRANSPORTATION -- 1.3%
CHC Helicopter Corp.,
 11.5s, 2002...............  $        600    $   529,500
Moran Transportation Co.,
 11.75s, 2004..............           500        470,000
Tiphook Finance Corp.,
 7.125s, 1998..............         1,250        896,875
Tiphook Finance Corp., 8s,
 2000                               1,088        756,160
                                             -----------
                                             $ 2,652,535
                                             -----------
UTILITIES -- ELECTRIC -- 0.3%
Kenetech Corp., 12.75s,
 2002......................  $        520    $   192,400
Midland Funding Corp. II,
 "A", 11.75s, 2005.........           500        523,845
                                             -----------
                                             $   716,245
                                             -----------
  Total Bonds (Identified Cost,
  $191,532,526)............................  $186,214,249
                                             -----------

COMMON STOCKS AND WARRANTS -- 0.4%

Issuer                           Shares         Value
BUILDING
Atlantic Gulf Communities
 Corp.*....................           150    $     1,013
Atlantic Gulf Communities
 Corp., Warrants*..........         1,714             54
                                             -----------
                                             $     1,067
                                             -----------
CONSUMER GOODS AND SERVICES
Ranger Industries, Inc.*...       123,210    $    12,321
                                             -----------
ENTERTAINMENT -- 0.3%
Gillett Holdings, Inc.*+...        23,535    $   494,235
                                             -----------
OIL SERVICES -- 0.1%
Digicon, Inc., Warrants*...         8,940    $       559
ICO, Inc., Warrants*.......       375,000        243,750
                                             -----------
                                             $   244,309
                                             -----------
OILS
Crystal Oil Co., $0.075
 Warrants*.................     1,920,847    $        --
Crystal Oil Co., $0.10
 Warrants*.................     1,683,209             --
Crystal Oil Co., $0.125
 Warrants*.................     2,000,087             --
Crystal Oil Co., $0.15
 Warrants*.................     1,963,306             --
Crystal Oil Co., $0.25
 Warrants*.................     1,963,306             --
                                             -----------
                                             $        --
                                             -----------
RESTAURANTS AND LODGING
Palace Casinos, Inc.,
 Warrant*..................         7,200    $        72
Sam Houston Race Park,
 Inc.*.....................            82            410
Sam Houston Race Park,
 Inc., Warrants*...........         2,200             --
                                             -----------
                                             $       482
                                             -----------
SPECIAL PRODUCTS AND SERVICES
Envirosource, Inc.*+.......         1,666    $     4,998
                                             -----------
  Total Common Stocks and Warrants
  (Identified Cost, $3,412,705)............  $   757,412
                                             -----------
PREFERRED STOCKS -- 1.2%
BUILDING
UDC Homes, Inc., $1.68,
 Cv.*......................         2,664    $     3,996
                                             -----------
PRINTING AND PUBLISHING -- 1.2%
K-III Communications Corp.,
 11.625s, "B"#.............        23,243    $ 2,312,685
                                             -----------
  Total Preferred Stocks (Identified Cost,
  $1,969,731)..............................  $ 2,316,681
                                             -----------

SHORT-TERM OBLIGATIONS -- 3.3%

                               Principal
                                 Amount
Issuer                       (000 Omitted)      Value
Ford Motor Credit Co., due
 1/02/96, at Amortized
 Cost......................    $    6,700    $ 6,698,883
                                             -----------
  Total Investments (Identified Cost,
  $196,914,962)............................  $195,987,225
OTHER ASSETS, LESS LIABILITIES -- 2.7%.....    5,538,216
                                             -----------
  Net Assets -- 100.0%.....................  $201,525,441
                                             -----------
                                             -----------

           See portfolio footnotes and notes to financial statements PORTFOLIO OF INVESTMENTS -- December 31, 1995
MANAGED SECTORS VARIABLE ACCOUNTS -- MSVA
COMMON STOCKS -- 98.9%

Issuer                              Shares         Value
ENERGY -- 13.8%
BJ Services Co.*............        34,000    $  986,000
Occidental Petroleum
 Corp.......................       113,000     2,415,375
Potash Corp. of
 Saskatchewan, Inc.
 (Canada)...................         3,800       269,325
Schlumberger Ltd............        16,000     1,108,000
Seacor Holdings, Inc.*......        10,200       275,400
Seagull Energy Corp.*.......        55,000     1,223,750
Snyder Oil Corp.............       170,000     2,061,250
Tidewater, Inc..............        37,000     1,165,500
Weatherford
 International*.............        68,500     1,977,937
                                              ----------
                                              $11,482,537
                                              ----------
FINANCIAL SERVICES -- 10.8%
Advanta Corp., "B"..........        25,000    $  909,375
Equitable of Iowa Cos.......        50,000     1,606,250
Federal Home Loan Mortgage
 Corp.......................        20,500     1,711,750
First Interstate Bancorp....        16,000     2,184,000
Fleet Financial Group,
 Inc........................        10,900       444,175
Travelers Group, Inc........        33,500     2,106,313
                                              ----------
                                              $8,961,863
                                              ----------
LEISURE -- 23.1%
Argosy Gaming Corp.*........        80,600    $  614,575
Brinker International,
 Inc.*......................        72,300     1,093,538
Harrahs Entertainment, Inc.*       142,000     3,443,500
Manor Care, Inc.............         3,300       115,500
Promus Hotel Corp.*.........        52,500     1,168,125

COMMON STOCKS -- continued



Issuer                            Shares        Value
LEISURE -- continued
Rogers Communications, Inc.,
 "B" (Canada)...............       335,000    $3,744,045
Showboat, Inc...............        39,700     1,047,087
Sky City Ltd. (New
 Zealand)*..................        50,000     1,036,319
Sydney Harbor Casino
 Holdings Ltd., Preferred
 (Australia)*...............       600,000       757,146
Telecom Italia Mobile,
 Savings Shares (Italy).....       418,800       440,703
Telephone & Data Systems,
 Inc........................       145,300     5,739,350
                                              ----------
                                              $19,199,888
                                              ----------
RETAIL -- 8.5%
Circuit City Stores, Inc....        41,900    $1,157,488
Federated Department Stores,
 Inc.*......................        80,000     2,200,000
Gymboree Corp.*.............        60,000     1,237,500
Sears, Roebuck & Co.........        31,000     1,209,000
Wal-Mart Stores, Inc........        55,000     1,230,625
                                              ----------
                                              $7,034,613
                                              ----------
TECHNOLOGY -- 23.0%
ADT Ltd.*...................       123,000    $1,845,000
Acclaim Entertainment,
 Inc.*......................        48,800       603,900
Adobe Systems, Inc..........        11,500       713,000
Autodesk, Inc...............        25,500       873,375
BMC Software, Inc.*.........        39,000     1,667,250
Electronic Arts, Inc.*......        99,000     2,586,375
Intel Corp..................        45,500     2,582,125
International Business
 Machines Corp..............        11,500     1,055,125
LSI Logic Corp.*............        55,500     1,817,625
National Semiconductor
 Corp.*.....................        84,000     1,869,000
Oracle Systems Corp.*.......        26,500     1,122,938
Silicon Graphics, Inc.*.....        11,100       305,250
Spectrum Holobyte
 Industries*................       178,900     1,162,850
Sybase, Inc.*...............        24,500       882,000
                                              ----------
                                              $19,085,813
                                              ----------
OTHER -- 19.7%
AGCO Corp...................        47,500    $2,422,500
Colgate-Palmolive Co........        19,000     1,334,750
General Motors Corp.........        48,000     2,538,000
Ingersoll-Rand Co...........        30,000     1,053,750
James River Corp. of
 Virginia...................         7,200       173,700

Issuer                            Shares        Value
OTHER -- continued
Loral Corp..................        62,500    $2,210,938
McDonnell Douglas Corp......        16,000     1,472,000
Rubbermaid, Inc.............        17,600       448,800
Tyco International Ltd......        68,000     2,422,500
United Healthcare Corp......        34,000     2,227,000
                                              ----------
                                              $16,303,938
                                              ----------
  Total Common Stocks (Identified Cost,
      $74,496,778)..........................  $82,068,652
                                              ----------
CONVERTIBLE BONDS -- 0.1%
                            Principal Amount
                               (000 Omitted)
Spectrum Holobyte, Inc.
 6.5s, 2002## (Identified
 Cost, $120,000)............  $        120    $   87,600
                                              ----------
  Total Investments (Identified Cost,
  $74,616,778)..............................  $82,156,252
OTHER ASSETS, LESS LIABILITIES -- 1.0%......     789,765
                                              ----------
  Net Assets -- 100.0%......................  $82,946,017
                                              ----------
                                              ----------

           See portfolio footnotes and notes to financial statements PORTFOLIO OF INVESTMENTS -- December 31, 1995
MONEY MARKET VARIABLE ACCOUNT -- MMVA

COMMERCIAL PAPER -- 36.9%

                                Principal
                                 Amount
Issuer                        (000 Omitted)      Value
AT&T Co., due 1/25/96......  $      6,200     $ 6,176,481
Ford Motor Credit Corp.,
 due 2/26/96...............         3,000       2,974,007
GTE South, due 2/14/96.....         6,200       6,157,034
Hewlett Packard, due
 3/19/96...................         3,000       2,964,900
Knight Ridder, due
 2/23/96...................         4,000       3,966,845
Knight Ridder, due
 3/11/96...................         2,400       2,374,660
Motorola, Inc., due
 1/26/96...................         2,100       2,091,906
Procter & Gamble, due
 2/16/96...................         1,800       1,787,235
Proctor & Gamble, due
 3/07/96...................         5,400       5,344,956
Raytheon Co., due
 1/08/96...................         2,800       2,796,788
Transamerica Co., due
 1/08/96...................         6,000       5,993,327
Tennessee Valley Authority,
 due 1/10/96...............         1,500       1,497,904

COMMERCIAL PAPER -- continued

                                Principal
                                 Amount
Issuer                        (000 Omitted)      Value
Tennessee Valley Authority,
 due 1/23/96...............     $   3,500     $ 3,488,044
Tennessee Valley Authority,
 due 1/24/96...............         6,000       5,978,572
Tennessee Valley Authority,
 due 2/08/96...............         5,000       4,970,814
Warner Lambert, due
 4/08/96...................         3,400       3,348,817
                                              -----------
  Total Commercial Paper....................  $61,912,290
                                              -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 61.2%
Federal Farm Credit, due
 1/12/96 - 3/06/96......    $   6,900    $6,864,465
Federal Home Loan Bank,
 due 1/09/96 -
 5/17/96................       46,700    46,340,562
Federal Home Loan
 Mortgage Corp., due
 1/02/96 - 2/22/96......       17,200    17,100,160
Federal National
 Mortgage Assn., due
 1/04/96 - 3/13/96......       32,700    32,493,551
                                         ----------
  Total U.S. Government and Agency
  Obligations..........................  $102,798,738
                                         ----------
  Total Investments, at Amortized
  Cost.................................  $164,711,028
OTHER ASSETS, LESS LIABILITIES --
 1.9%..................................   3,264,879
                                         ----------
  Net Assets -- 100.0%.................  $167,975,907
                                         ----------
                                         ----------

           See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995

TOTAL RETURN VARIABLE ACCOUNT -- TRVA
BONDS -- 33.9%

                               Principal
                                 Amount
Issuer                       (000 omitted)      Value
AEROSPACE -- 0.3%
Loral Corp., 8.375s,
 2024......................    $      400    $   459,332
Raytheon Co., 7.375s,
 2025......................           275        286,426
                                             -----------
                                             $   745,758
                                             -----------
AIRLINES -- 1.1%
Jet Equipment Trust,
 10.91s, 2006##............    $      300    $   347,651
Jet Equipment Trust,
 10.69s, 2015##............           250        293,275

                               Principal
                                 Amount
Issuer                       (000 omitted)      Value
AIRLINES -- continued
NWA Trust, 9.25s, 2014.....  $        307    $   373,445
Qantas Airways, Ltd., 7.5s,
 2003##....................           700        733,621
United Airlines, Inc.,
 9.125s 2012...............           200        223,500
United Airlines, Inc.,
 9.75s 2021................           400        479,828
United Airlines, Inc.,
 10.25s, 2021..............           480        600,629
                                             -----------
                                             $ 3,051,949
                                             -----------
AUTOMOTIVE -- 0.3%
Ford Motor Co., 7.125s,
 2025......................  $        400    $   415,540
Ford Motor Co., 7.75s,
 2043......................           400        445,572
                                             -----------
                                             $   861,112
                                             -----------
BANKS AND CREDIT COMPANIES -- 1.2%
Bankers Trust Corp. of New
 York, 7.5s, 2015..........  $      1,200    $ 1,242,036
Banponce Financial Corp.,
 7.72s, 2000...............         1,000      1,056,750
Riggs National Corp., 8.5s,
 2006......................           750        802,500
Sovereign Bancorp, 6.75s,
 2000......................           200        201,000
                                             -----------
                                             $ 3,302,286
                                             -----------
CONSUMER GOODS AND SERVICES -- 0.1%
Black & Decker Corp.,
 8.44s, 1999...............  $        200    $   217,458
                                             -----------
CONTAINERS -- 0.1%
Owens Corning Fiberglass
 Co., 9.9s 2015##..........  $        200    $   225,875
                                             -----------
CORPORATE ASSET BACKED -- 0.4%
Chase Manhattan Corp.,
 8.8s, 2000................  $        400    $   413,032
Merrill Lynch Mortgage
 Investors, Inc., 8.9s,
 2011......................           410        430,857
Merrilll Lynch Mortgage
 Investors, Inc., 9.3s,
 2016+.....................           337        350,779
                                             -----------
                                             $ 1,194,668
                                             -----------
ENTERTAINMENT -- 0.5%
Time Warner, Inc., 7.75s,
 2005......................  $        367    $   382,058
Time Warner, Inc., 9.125s,
 2013......................           800        901,560
                                             -----------
                                             $ 1,283,618
                                             -----------

FINANCIAL INSTITUTIONS -- 1.5%
Associates Corp. of
 North America, 6.375s,
 2005...................  $      650    $  661,882

                           Principal
                             Amount
                              (000
Issuer                      omitted)      Value
FINANCIAL INSTITUTIONS -- continued
Alex Brown, Inc.,
 7.625s, 2005...........  $      500    $  531,455
Goldman Sachs Group,
 6.2s, 2000##...........         200       199,500
Goldman Sachs Group,
 7.25s, 2005##..........         150       155,625
Lehman Brothers, Inc.,
 7.125s, 2002...........         400       413,552
Lehman Brothers, Inc.,
 7.375s, 2007...........         600       629,622
Leucadia National Corp.,
 8.25s, 2005............         150       157,773
RHG Finance Corp.,
 8.875s, 2005...........         400       417,660
Salton Sea Funding
 Corp., 7.37s, 2005##...         400       414,296
Salton Sea Funding
 Corp., 7.84s, 2010##...         400       420,704
                                        ----------
                                        $4,002,069
                                        ----------
FOOD AND BEVERAGE PRODUCTS -- 1.2%
Borden, Inc., 9.2s,
 2021...................  $      810    $  859,742
RJR Nabisco, Inc., 8s,
 2000...................         190       193,304
RJR Nabisco, Inc.,
 8.75s, 2007............       1,175     1,198,477
RJR Nabisco, Inc.,
 7.55s, 2015............         890       926,285
                                        ----------
                                        $3,177,808
                                        ----------
FOREIGN -- U.S. DOLLAR DENOMINATED -- 2.4%
Banco Central
 Hispanoamericano,
 8.25s, 2004............  $      600    $  659,040
Banco Santander, 7.875s,
 2005...................         600       662,256
Canadian Pacific Forest
 Products, Inc., 9.25s,
 2002...................       1,000     1,120,830
Financiara Energetica
 Nacional Colombia,
 6.625s, 1996##.........         420       418,425
Hanson Overseas BV,
 6.75s, 2005............         625       647,206
Hidroelectrica Alicura,
 8.375s, 1999##.........         500       460,000
Korea Electric Power
 Corp., 7.75s, 2013.....       1,200     1,283,136
Oleoducto Central S.A.,
 9.35s, 2005##..........         300       304,500
Province of Ontario, 7s,
 2005...................         500       528,075
Republic of Colombia,
 8.75s, 1999............         250       264,280

                           Principal
                             Amount
                              (000
Issuer                      omitted)      Value
FOREIGN -- U.S. DOLLAR DENOMINATED -- continued
Republic of Colombia,
 7.25s, 2004............  $      160    $  153,478
                                        ----------
                                        $6,501,226
                                        ----------
FOREST AND PAPER PRODUCTS -- 1.2%
Georgia-Pacific Corp.,
 9.875s, 2021...........  $    1,150    $1,331,872
Georgia-Pacific Corp.,
 8.125s, 2023...........         525       549,134
Georgia-Pacific Corp.,
 8.625s, 2025...........         200       220,168
Noranda Forest, Inc.,
 6.875s, 2005...........         950       971,793
                                        ----------
                                        $3,072,967
                                        ----------
INSURANCE -- 0.5%
CCP Insurance, Inc.,
 10.5s, 2004............  $      240    $  261,468
Metropolitan Life
 Insurance, Inc., 7.7s,
 2015##.................         400       415,376
Travelers Group, Inc.,
 7.875s, 2025...........         600       671,670
                                        ----------
                                        $1,348,514
                                        ----------
METALS AND MINERALS -- 0.3%
Asarco, Inc., 8.5s,
 2025...................  $      600    $  682,644
                                        ----------
OILS -- 1.2%
Oryx Energy Co., 9.3s,
 1996...................  $    1,980    $1,999,265
Oryx Energy Co., 10s,
 2001...................         600       666,036
Tenneco, Inc., 6.5s,
 2005...................         400       399,000
                                        ----------
                                        $3,064,301
                                        ----------
POLLUTION CONTROL -- 0.2%
Laidlaw, Inc., 8.75s,
 2025...................  $      350    $  417,365
                                        ----------
PRINTING AND PUBLISHING -- 0.8%
News America Holdings,
 Inc., 7.5s, 2000.......  $      700    $  736,225
News America Holdings,
 Inc., 7.6s, 2015.......         600       613,650
News America Holdings,
 Inc., 7.75s, 2045......         400       405,176
Valassis Inserts, Inc.,
 9.375s, 1999...........         415       418,826
                                        ----------
                                        $2,173,877
                                        ----------
                           Principal
                             Amount
                              (000
Issuer                      omitted)      Value
REAL ESTATE -- 0.3%
Rouse Co., 8.5s, 2003...   $      400   $  436,920
Rouse Co., 8.55s,
 2005...................          400      462,060
                                        ----------
                                        $  898,980
                                        ----------
SPECIAL PRODUCTS AND SERVICES -- 0.3%
Fisher Scientific
 International, Inc.,
 7.125s, 2005...........   $      400   $  400,632
ITT Corp., 6.75s,
 2005...................          400      407,800
                                        ----------
                                        $  808,432
                                        ----------
STORES -- 0.2%
Dayton-Hudson Corp., 9s,
 2021...................   $      500   $  598,095
                                        ----------
TELECOMMUNICATIONS -- 1.4%
TCI Communications,
 Inc., 8.75s, 2015......   $      604   $  669,637
Tele-Communications,
 Inc., 7.38s, 2001......          500      523,590
Tele-Communications,
 Inc., 10.125s, 2022....          575      720,406
Tele-Communications,
 Inc., 9.25s, 2023......        1,471    1,605,714
Viacom, Inc., 7.75s,
 2005...................          260      276,112
                                        ----------
                                        $3,795,459
                                        ----------
U.S FEDERAL AGENCIES -- 1.2%
Federal Home Loan
 Mortgage Corp., 9s,
 2020...................   $      445   $  465,366
Federal National
 Mortgage Assn., 7.5s,
 2009...................        2,600    2,673,918
                                        ----------
                                        $3,139,284
                                        ----------
U.S. GOVERNMENT GUARANTEED -- 1.0%
Government National
 Mortgage Assn., 7.5s,
 2025...................   $    1,484   $1,526,395
Government National
 Mortgage Assn., 9s,
 2017...................          626      667,478
Government National
 Mortgage Assn., 9s,
 2018...................          434      459,996
                                        ----------
                                        $2,653,869
                                        ----------
U.S. TREASURY OBLIGATIONS -- 10.3%
U.S. Treasury Notes,
 7.25s, 1996............   $    1,300   $1,315,847

                           Principal
                             Amount
                              (000
Issuer                      omitted)      Value
U.S. TREASURY OBLIGATIONS -- continued
U.S. Treasury Notes,
 7.25s, 1996............  $    2,000    $2,034,060
U.S. Treasury Notes,
 5.625s, 1997...........       5,000     5,036,700
U.S. Treasury Notes,
 7.5s, 1999.............         365       391,860
U.S. Treasury Notes,
 7.875s, 1999...........         305       331,593
U.S. Treasury Notes,
 6.125s, 2000...........         520       535,600
U.S. Treasury Notes,
 6.25s, 2000............         400       413,812
U.S. Treasury Notes,
 7.25s, 2004............       4,900     5,448,947
U.S. Treasury Notes,
 7.875s, 2004...........       4,620     5,347,650
U.S. Treasury Notes,
 5.875s, 2005...........       1,000     1,022,500
U.S. Treasury Notes,
 6.5s, 2005.............         300       319,593
U.S. Treasury Notes,
 7.5s, 2024.............         425       510,863
U.S. Treasury Bonds,
 6.875s, 2025...........       4,100     4,624,021
                                        ----------
                                        $27,333,046
                                        ----------
UTILITIES -- ELECTRIC -- 4.7%
Beaver Valley Power
 Station II Funding
 Corp., 8.33s, 2007.....  $      134    $  134,134
Central Maine Power Co.,
 7.45s, 1999............         200       210,516
Cleveland Electric
 Illuminating, 9.5s,
 2005...................       1,000     1,035,000
Coastal Bancorp, Inc.,
 10s, 2002..............         100       101,000
Coastal Corp., 10.375s,
 2000...................         200       233,736
Coastal Corp., 10.25s,
 2004...................         600       744,780
Coastal Corp., 7.75s,
 2035...................       1,350     1,401,570
Commonwealth Edison Co.,
 8.375s, 2023...........         800       860,976
First PV Funding Corp.,
 10.3s, 2014............         650       680,063
First PV Funding Corp.,
 10.15s, 2016...........         750       766,875
Gulf States Utilities
 Co., 8.25s, 2004.......         500       539,125
Illinois Power Co.,
 8.75s, 2021............         600       653,466
                           Principal
                             Amount
                              (000
Issuer                      omitted)      Value
UTILITIES -- ELECTRIC -- continued
Long Island Lighting
 Co., 8.75s, 1997.......  $      500    $  514,555
Long Island Lighting
 Co., 8.9s, 2019........       1,660     1,675,919
Long Island Ltg Co.,
 9.625s, 2024...........         250       254,490
Louisiana Power & Light
 Co., 10.67s, 2017......         400       430,292
Midland Cogeneration
 Venture Corp., 10.33s,
 2002...................         523       543,566
Midland Funding Corp.
 II, "A", 11.75s,
 2005...................         750       785,768
Ohio Edison Co., 7.375s,
 2002...................         225       236,520
Texas & New Mexico Power
 Co., 12.5s, 1999.......         225       253,125
Texas & New Mexico Power
 Co., 9.25s, 2000.......         350       374,910
                                        ----------
                                        $12,430,386
                                        ----------
UTILITIES -- GAS -- 1.0%
ANR Pipeline Co., 7s,
 2025...................  $      550    $  577,990
California Energy Co.,
 0s, 2004...............         600       567,000
Noram Energy Corp.,
 7.5s, 2000.............         380       389,929
Northwest Pipeline Co.,
 9s, 2022...............         125       138,723
Panhandle Eastern Corp.,
 8.625s, 2025...........         300       334,015
Southern Union Co.,
 7.6s, 2024.............         555       578,266
                                        ----------
                                        $2,585,923
                                        ----------
UTILITIES -- TELEPHONE -- 0.2%
Century Telephone
 Enterprises, Inc.,
 8.25s, 2024............  $      600    $  655,218
                                        ----------
  Total Bonds (Identified Cost,
  $90,729,986)........................  $90,222,187
                                        ----------
CONVERTIBLE BONDS -- 0.2%
SPECIAL PRODUCTS AND SERVICES
Ciba-Geigy, 6.25s,
 2016## (Identified
 Cost, $728,000)........  $      500    $  511,250
                                        ----------

COMMON STOCKS -- 55.8%

Issuer                           Shares          Value
U.S. COMMON STOCKS -- 50.9%
AEROSPACE -- 2.0%
Allied Signal, Inc.........        11,500     $   546,250
Loral Corp.................        32,100       1,135,538
Raytheon Co................        16,300         770,175
United Technologies
 Corp......................        29,100       2,760,863
                                              -----------
                                              $ 5,212,826
                                              -----------
AUTOMOTIVE -- 1.7%
Dana Corp..................        18,000     $   526,500
Ford Motor Co..............        41,900       1,215,100
General Motors Corp........        56,000       2,961,000
                                              -----------
                                              $ 4,702,600
                                              -----------
BANKS AND CREDIT COMPANIES -- 5.2%
Bank of Boston Corp........        44,000     $ 2,035,000
Bank of New York, Inc......        23,000       1,121,250
Chase Manhattan Corp.......        35,000       2,121,875
Citicorp...................         2,000         134,500
Comerica, Inc..............        10,000         401,250
Fleet Financial Group,
 Inc.......................         6,500         264,875
Morgan (J.P.) & Co.........        20,000       1,605,000
National City Corp.........        68,000       2,252,500
NationsBank Corp...........        37,000       2,576,125
Northern Trust Co..........        22,500       1,260,000
                                              -----------
                                              $13,772,375
                                              -----------
BUSINESS MACHINES -- 0.7%
Texas Instruments, Inc.....         7,000     $   362,250
Xerox Corp.................        10,000       1,370,000
                                              -----------
                                              $ 1,732,250
                                              -----------
CHEMICALS -- 1.0%
Dow Chemical Co............        20,000     $ 1,407,500
Du Pont (E. I.) De Nemours
 & Co......................        16,800       1,173,900
Grace (W.R.) & Co..........         1,600          94,600
                                              -----------
                                              $ 2,676,000
                                              -----------
CONGLOMERATES -- 1.0%
Eastern Enterprises........        50,000     $ 1,762,500
Textron, Inc...............        13,400         904,500
                                              -----------
                                              $ 2,667,000
                                              -----------
CONSUMER GOODS AND SERVICES -- 2.9%
Colgate-Palmolive Co.......        42,000     $ 2,950,500

Issuer                           Shares          Value
CONSUMER GOODS AND SERVICES -- continued
Philip Morris Cos., Inc....        50,000     $ 4,525,000
Rubbermaid, Inc............        11,500         293,250
                                              -----------
                                              $ 7,768,750
                                              -----------
ELECTRICAL EQUIPMENT -- 2.1%
General Electric Co........        33,500     $ 2,412,000
Honeywell, Inc.............        64,000       3,112,000
                                              -----------
                                              $ 5,524,000
                                              -----------
FINANCIAL INSTITUTIONS -- 0.5%
Federal Home Loan Mortgage
 Corp......................        15,500     $ 1,294,250
                                              -----------
FOOD AND BEVERAGE PRODUCTS -- 2.0%
Anheuser-Busch Cos.,
 Inc.......................         9,500     $   635,313
Campbell Soup Co...........         4,000         240,000
CPC International, Inc.....        18,300       1,255,838
General Mills, Inc.........        19,500       1,126,125
Kellog Co..................         8,100         625,725
McCormick & Co. Inc........        10,200         246,075
PepsiCo, Inc...............        19,500       1,089,563
                                              -----------
                                              $ 5,218,639
                                              -----------
FOREST AND PAPER PRODUCTS -- 0.5%
Weyerhaeuser Co............        33,000     $ 1,427,250
                                              -----------
INSURANCE -- 4.9%
Aetna Life & Casualty
 Co........................        27,900     $ 1,932,075
Allstate Corp..............        10,081         414,581
American General Corp......        50,000       1,743,750
CIGNA Corp.................        14,400       1,486,800
MBIA, Inc..................        30,000       2,250,000
Prudential Reinsurance
 Holdings, Inc.............        19,300         451,138
Reliastar Financial
 Corp......................        19,000         843,125
St. Paul Cos., Inc.........        11,000         611,875
Torchmark Corp.............        27,500       1,244,375
Travelers Group, Inc.......        17,000       1,068,875
UNUM Corp..................        20,000       1,100,000
                                              -----------
                                              $13,146,594
                                              -----------

Issuer                           Shares          Value
U.S. COMMON STOCKS -- continued
MACHINERY -- 0.8%
Deere & Co., Inc........       26,400    $  930,600
Ingersoll-Rand Co.......       19,800       695,475
York International
 Corp...................        9,000       423,000
                                         ----------
                                         $2,049,075
                                         ----------
MEDICAL AND HEALTH PRODUCTS -- 2.6%
American Home Products
 Corp...................       22,000    $2,134,000
Baxter International,
 Inc....................       30,200     1,264,625
Lilly (Eli) & Co........       63,000     3,543,750
                                         ----------
                                         $6,942,375
                                         ----------
METALS AND MINERALS -- 0.7%
Cyprus Amax Minerals
 Co.....................       25,000    $  653,125
Phelps Dodge Corp.......       20,000     1,245,000
                                         ----------
                                         $1,898,125
                                         ----------
OIL SERVICES -- 0.5%
Schlumberger Ltd........       18,100    $1,253,425
                                         ----------
OILS -- 5.8%
Amoco Corp..............       36,000    $2,587,500
Exxon Corp..............       41,000     3,285,125
Mobil Corp..............       28,000     3,136,000
Occidental Petroleum
 Corp...................      142,600     3,048,075
Sun, Inc................       20,459       560,065
USX Marathon Group......       81,900     1,597,050
Ultramar Corp...........       42,000     1,081,500
Union Pacific Res Group,
 Inc....................        7,900       200,462
                                         ----------
                                         $15,495,777
                                         ----------
PHOTOGRAPHIC PRODUCTS -- 1.5%
Eastman Kodak Co........       60,000    $4,020,000
                                         ----------
POLLUTION CONTROL -- 0.2%
WMX Technologies,
 Inc....................       18,000    $  537,750
                                         ----------
PRINTING AND PUBLISHING -- 0.1%
Dun & Bradstreet
 Corp...................        5,500    $  356,125
                                         ----------
RAILROAD -- 0.6%
CSX Corp................       36,000    $1,642,500
                                         ----------
REAL ESTATE INVESTMENT TRUST -- 1.1%
Hospitality Properties
 Trust..................       36,000    $  963,000
Issuer                       Shares        Value
REAL ESTATE INVESTMENT TRUST -- continued
Meditrust Corp..........      42,100     $1,468,238
National Health
 Investors, Inc.........      17,000        563,125
                                         ----------
                                         $2,994,363
                                         ----------
SPECIAL PRODUCTS AND SERVICES -- 0.6%
Minnesota Mining &
 Manufacturing Co.......      13,000     $  861,250
Stanley Works...........      12,300        633,450
Transport Holdings, Inc.
 "A"*...................          50          2,038
                                         ----------
                                         $1,496,738
                                         ----------
STORES -- 1.4%
Dayton-Hudson Corp......       7,000     $  525,000
May Department Stores
 Co.....................      40,000      1,690,000
Sears, Roebuck & Co.....      40,000      1,560,000
                                         ----------
                                         $3,775,000
                                         ----------
UTILITIES -- ELECTRIC -- 2.4%
CMS Energy Corp.........      25,000     $  746,875
FPL Group, Inc..........      45,000      2,086,875
PECO Energy Co..........      37,500      1,129,687
Pacific Gas & Electric
 Co.....................      15,500        439,812
Pinnacle West Capital
 Corp...................       7,000        201,250
Portland Gen Corp.......      37,500      1,092,187
Unicom Corp.............      19,700        645,175
                                         ----------
                                         $6,341,861
                                         ----------
UTILITIES -- GAS -- 3.2%
Coastal Corp............      23,000     $  856,750
Enron Corp..............      14,000        533,750
Pacific Enterprises.....     110,000      3,107,500
Sonat, Inc..............      50,000      1,781,250
Williams Cos., Inc......      48,200      2,114,775
                                         ----------
                                         $8,394,025
                                         ----------
UTILITIES -- TELEPHONE -- 4.9%
AT&T Co.................      70,000     $4,532,500
Ameritech Corp.               14,000        826,000
Frontier Corp...........      20,200        606,000
GTE Corp................      60,000      2,640,000
MCI Communications
 Corp...................      46,500      1,214,813
NYNEX Corp..............      27,000      1,458,000

Issuer                       Shares        Value
UTILITIES -- TELEPHONE -- continued
Sprint Corp.............      42,000     $1,674,750
                                         ----------
                                         $12,952,063
                                         ----------
  Total U.S. Common Stocks.............  $135,291,736
                                         ----------

FOREIGN STOCKS -- 4.9%
ARGENTINA -- 0.1%
YPF S.A., ADR (Oils)....      19,000     $  410,875
                                         ----------
CANADA
Canadian National
 Railway Co.
 (Railroad)*............       5,600     $   84,000
                                         ----------
FRANCE -- 0.8%
Alcatel Alsthom
 Compagnie, ADR
 (Telecommunications)...      34,800     $  609,000
Total S.A., ADR
 (Oils).................      43,000      1,462,000
                                         ----------
                                         $2,071,000
                                         ----------
GERMANY -- 0.2%
Daimler-Benz AG, ADR
 (Automotive)...........       9,300     $  473,138
                                         ----------
NETHERLANDS -- 1.2%
Royal Dutch Petroleum
 Co. (Oils).............      22,500     $3,175,312
                                         ----------
SPAIN -- 0.3%
Iberdrola S.A.
 (Utilities --
 Electric)..............      75,000     $  684,509
                                         ----------
UNITED KINGDOM -- 2.3%
British Gas PLC, ADR
 (Utilities -- Gas).....       7,000     $  273,875
British Petroleum PLC,
 ADR (Oils).............      41,581      4,246,460
National Power PLC
 (Utilities --
 Electric)..............      20,100         48,056
SmithKline Beecham PLC,
 ADR (Medical and Health
 Products)..............      26,300      1,459,650
                                         ----------
                                         $6,028,041
                                         ----------
  Total Foreign Stocks.................  $12,926,875
                                         ----------
  Total Common Stocks (Identified Cost,
  $104,559,350)........................  $148,218,611
                                         ----------
PREFERRED STOCKS -- 0.2%
BANKS AND CREDIT COMPANIES
Bank United, Texas,
 Federal Savings Bank,
 "B"....................      20,000     $  530,000
                                         ----------
  (Identified Cost, $500,000)..........

Issuer                       Shares        Value
CONVERTIBLE PREFERRED STOCKS -- 0.1%
ENVIRONMENTAL CONTROL
Browning-Ferris
 Industries, Inc. 7.25s,
 1998...................       9,000     $  282,375
                                         ----------
  (Identified Cost $301,118)...........

                            Principal
                             Amount
                          (000 Omitted)
SHORT-TERM OBLIGATIONS -- 9.4%
Federal National
 Mortgage Assn., due
 1/11/96................    $   4,735    $4,727,833
Ford Motor Credt Co.,
 due 1/02/96............        8,605     8,603,566
Motorola, Inc., due
 1/08/96................       11,800    11,787,266
                                         ----------
  Total Short-Term Obligations, at
  Amortized Cost.......................  $25,118,665
                                         ----------
  Total Investments (Identified Cost,
  $221,937,119)........................  $264,883,088
OTHER ASSETS, LESS LIABILITIES --
 0.4%..................................     957,272
                                         ----------
  Net Assets -- 100.0%.................  $265,840,360
                                         ----------
                                         ----------
  See portfolio footnotes and notes to financial
                     statements

PORTFOLIO OF INVESTMENTS -- December 31, 1995
WORLD GOVERNMENTS VARIABLE ACCOUNT -- WGVA

BONDS -- 80.3%

                                Principal
                                  Amount
Issuer                        (000 Omitted)     Value
U.S. TREASURY OBLIGATIONS -- 17.6%
U.S. Treasury Notes, 5.875s,
 2005.......................   $      1,850   $1,891,625
U.S. Treasury Bonds, 8.875s,
 2017.......................          3,415    4,573,948
                                              ----------
  Total U.S. Treasury Obligations...........  $6,465,573
                                              ----------
FOREIGN DENOMINATED -- 62.7%
AUSTRALIA -- 7.6%
Commonwealth of Australia,
 9.75s, 2002................   AUD    2,270   $1,831,618
Commonwealth of Australia,
 9.5s, 2003.................          1,200      961,130
                                              ----------
                                              $2,792,748
                                              ----------
CANADA -- 3.2%
Canadian Government, 8.75s,
 2005.......................   CAD    1,440   $1,179,333
                                              ----------

                                Principal
                                  Amount
Issuer                        (000 Omitted)     Value
FOREIGN DENOMINATED -- continued
DENMARK -- 5.8%
Kingdom of Denmark, 9s,
 1998.......................   DKK    3,528   $  691,704
Kingdom of Denmark, 9s,
 2000.......................          4,460      892,000
Kingdom of Denmark, 8s,
 2001.......................          2,742      528,673
                                              ----------
                                              $2,112,377
                                              ----------
FRANCE -- 7.6%
Government of France, 7s,
 1999.......................  FRF     5,240   $1,117,247
Government of France, 7.75s,
 2000.......................          7,660    1,674,624
                                              ----------
                                              $2,791,871
                                              ----------
GERMANY -- 5.7%
Deutschland Republic, 6.5s,
 2003.......................   DEM    1,215   $  880,907
Deutschland Republic,
 6.875s, 2005...............          1,600    1,179,534
German Unity Fund, 8.5s,
 2001.......................             30       23,944
                                              ----------
                                              $2,084,385
                                              ----------
ITALY -- 6.1%
Republic of Italy, 8.5s,
 1999.......................  ITL  2,165,000  $1,312,369
Republic of Italy, 9.5s,
 1999.......................        620,000      381,689
Republic of Italy, 8.5s,
 2004.......................        940,000      526,566
                                              ----------
                                              $2,220,624
                                              ----------
NEW ZEALAND DOLLARS -- 3.0%
New Zealand Government, 10s,
 2002.......................  NZD     1,500   $1,106,006
                                              ----------
NETHERLANDS -- 5.0%
Netherlands Government,
 8.25s, 2007................  NLG     2,565   $1,851,525
                                              ----------
SPAIN -- 11.5%
Spanish Government, 10.5s,
 2003.......................  ESP   337,750   $2,897,341
Spanish Government, 10.9s,
 2003.......................        152,000    1,329,031
                                              ----------
                                              $4,226,372
                                              ----------
UNITED KINGDOM -- 7.2%
United Kingdom Treasury, 8s,
 2000.......................   GBP      675   $1,099,025
United Kingdom Treasury, 7s,
 2001.......................          1,000    1,553,960
                                              ----------
                                              $2,652,985
                                              ----------
  Total Foreign Denominated.................  $23,018,226
                                              ----------
  Total Bonds (Identified Cost,
  $28,651,896)..............................  $29,483,799
                                              ----------

CALL OPTIONS PURCHASED -- 0.1%

                                Principal
Description/Expiration            Amount
 Month/                        of Contracts
 Strike Price                 (000 Omitted)     Value
ITALIAN LIRE/DEUTSCHE MARK
January/1085................  ITL  1,811,950  $    1,812
JAPANESE BONDS
March/107.489...............  JPY    73,500        5,218
March/112.796...............         79,000        3,239
March/115.828...............        309,000        6,489
JAPANESE YEN
January/97.5................        423,041          423
SWEDISH KRONOR/DEUTSCHE MARK
February/4.535                SEK    22,979       20,175
                                              ----------
  Total Call Options Purchased (Premiums
  Paid, $110,369)...........................  $   37,356
                                              ----------
PUT OPTIONS PURCHASED -- 0.1%
AUSTRALIAN DOLLARS
January/0.745...............   AUD      981   $    8,165
DEUTSCHE MARK
February/1.46...............   DEM    5,035       27,368
DEUTSCHE MARK/BRITISH POUNDS
March/2.265.................          3,601       16,383
                                              ----------
  Total Put Options Purchased (Premiums
  Paid, $67,601)............................  $   51,916
                                              ----------
SHORT-TERM OBLIGATIONS -- 19.8%
                                Principal
                                  Amount
Issuer                        (000 Omitted)
Federal Home Loan Mortgage,
 due 1/02/96................        $ 3,585   $3,584,427
Federal Home Loan Mortgage,
 due 1/04/96................          2,170    2,168,987
Federal National Mortgage
 Assn., due 1/03/96.........          1,500    1,499,538
                                              ----------
  Total Short-Term Obligations, at Amortized
  Cost......................................  $7,252,952
                                              ----------
  Total Investments (Identified Cost,
  $36,082,818)..............................  $36,826,023
                                              ----------

CALL OPTIONS WRITTEN -- (0.3)%

                                Principal
Description/Expiration            Amount
 Month/                        of Contracts
 Strike Price                 (000 Omitted)     Value
DEUTSCHE MARK/BRITISH POUNDS
March/2.1476................   DEM    3,415   $   (9,657)
ITALIAN LIRE/DEUTSCHE MARK
August/1125                   ITL  5,191,550     (88,256)
                                              ----------
  Total Call Options Written (Premiums
  Received, $101,218).......................  $  (97,913)
                                              ----------
PUT OPTIONS WRITTEN -- (0.5)%
AUSTRALIAN DOLLARS
January/0.745...............   AUD      981   $   (8,165)
ITALIAN LIRE
August/1125.................  ITL  5,191,550    (155,747)
JAPANESE BONDS
March/107.489...............  JPY    73,500      (13,083)
March/112.796...............         79,000      (19,276)
                                              ----------
  Total Put Options Written (Premiums
  Received, $223,619).......................  $ (196,271)
                                              ----------
OTHER ASSETS, LESS LIABILITIES -- 0.5%......  $  184,005
                                              ----------
  Net Assets -- 100.0%......................  $36,715,844
                                              ----------
                                              ----------

PORTFOLIO FOOTNOTES:
        *  Non-income producing security.
       **  Non-income producing security -- in default.
        #  Payment-in-kind security.
       ##  SEC Rule 144A restriction.
        +  Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

                      Australian
AUD            =      Dollars         GBP            =      British Pounds
                      Canadian
CAD            =      Dollars         ITL            =      Italian Lire
CHF            =      Swiss Francs    JPY            =      Japanese Yen
DEM            =      Deutsche Marks  NLG            =      Dutch Guilders
                                                            New Zealand
DKK            =      Danish Kroner   NZD            =      Dollars
                      Spanish
ESP            =      Pesetas         SEK            =      Swedish Kronor
FRF            =      French Francs

STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 1995
(000 omitted)

                                          Capital    Government     High       Managed      Money      Total       World
                                        Appreciation Securities     Yield      Sectors     Market     Return    Governments
                                         Variable     Variable    Variable    Variable    Variable   Variable    Variable
  ASSETS:                                 Account      Account     Account     Account     Account    Account     Account
                                        -----------  -----------  ---------  -----------  ---------  ---------  -----------
  Investments --
    Identified cost...................   $ 397,326    $ 234,313   $ 196,915   $  74,617   $ 164,711  $ 221,937   $  36,083
    Unrealized appreciation
     (depreciation)...................     104,567       19,461        (928)      7,539      --         42,946         743
                                        -----------  -----------  ---------  -----------  ---------  ---------  -----------
      Total value.....................   $ 501,893    $ 253,774   $ 195,987   $  82,156   $ 164,711  $ 264,883   $  36,826

  Cash................................          33           50         211          16       2,129        116         152
  Foreign currency, at value
   (identified cost $7)...............      --           --          --          --          --         --               8
  Receivable for forward foreign
   currency exchange contracts sold...      --           --          --          --          --         --             160
  Receivable for investments sold.....       2,507       --           1,432       1,222      --          3,141      --
  Receivable for units sold...........       1,031          862       1,270         598       1,586      3,168         574
  Interest and dividends receivable...         380        3,902       3,933          81      --          2,116         738
  Receivable from sponsor.............      --           --              55      --          --            253      --
  Other assets........................          11            4          19           2           3          3           1
                                        -----------  -----------  ---------  -----------  ---------  ---------  -----------
      Total assets....................   $ 505,855    $ 258,592   $ 202,907   $  84,075   $ 168,429  $ 273,680   $  38,459
                                        -----------  -----------  ---------  -----------  ---------  ---------  -----------
LIABILITIES:
  Payable for investments purchased...   $   3,367    $  --       $  --       $     360   $  --      $   4,597   $     538
  Payable for units surrendered.......       2,754        1,264       1,355         721         348      3,204         463
  Written options outstanding, at
   value (premiums received, $324)....      --           --          --          --          --         --             294
  Payable for forward foreign currency
   exchange contracts sold............          58       --          --          --          --         --          --
  Payable for forward foreign currency
   exchange contracts purchased.......      --           --          --          --          --         --             397
  Payable for closed forward foreign
   currency exchange contracts........      --           --          --          --          --         --              22
  Payable to affiliates --
    Investment adviser................          29           12          12           5      --             16           2
    Sponsor...........................         386           55      --              27          70     --              10
  Accrued expenses and other
   liabilities........................          48           28          15          16          35         23          17
                                        -----------  -----------  ---------  -----------  ---------  ---------  -----------
      Total liabilities...............   $   6,642    $   1,359   $   1,382   $   1,129   $     453  $   7,840   $   1,743
                                        -----------  -----------  ---------  -----------  ---------  ---------  -----------
        Net assets....................   $ 499,213    $ 257,233   $ 201,525   $  82,946   $ 167,976  $ 265,840   $  36,716
                                        -----------  -----------  ---------  -----------  ---------  ---------  -----------
                                        -----------  -----------  ---------  -----------  ---------  ---------  -----------

                       See notes to financial statements

(000 omitted except for unit values)

                                                    Capital     Government     High    Managed    Money     Total       World
                                                  Appreciation  Securities    Yield    Sectors    Market    Return   Governments
                                          Unit      Variable     Variable    Variable  Variable  Variable  Variable   Variable
                                Units    Value      Account       Account    Account   Account   Account   Account     Account
                                ------  --------  ------------  -----------  --------  --------  --------  --------  -----------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
  Compass 2...................  10,014  $37.7151  $   377,638
  Compass 3...................   4,272   25.0907      107,192
  Compass 3 - Level 2.........     955   10.3053        9,838
Government Securities
 Variable Account --
  Compass 2...................   8,361  $25.5791                $  213,903
  Compass 3...................   1,888   18.0278                    34,030
  Compass 3 - Level 2.........     608   10.4172                     6,329
High Yield
 Variable Account --
  Compass 2...................   5,649  $26.1493                             $147,695
  Compass 3...................   1,913   19.3854                               37,074
  Compass 3 - Level 2.........   1,368   10.2377                               14,002
Managed Sectors
 Variable Account --
  Compass 2...................     788  $31.3870                                       $24,720
  Compass 3...................   1,729   31.2371                                        54,001
  Compass 3 - Level 2.........     418    9.9892                                         4,172
Money Market
 Variable Account --
  Compass 2...................   6,501  $16.5213                                                 $107,378
  Compass 3...................   3,929   13.6545                                                   53,633
  Compass 3 - Level 2.........     561   10.0997                                                    5,663
Total Return
 Variable Account --
  Compass 2...................   4,801  $22.2577                                                           $106,839
  Compass 3...................   6,322   21.9966                                                            139,044
  Compass 3 - Level 2.........   1,637   10.4938                                                             17,177
World Governments
 Variable Account --
  Compass 2...................     824  $18.1095                                                                     $   14,922
  Compass 3...................   1,021   17.8962                                                                         18,267
  Compass 3 - Level 2.........     316   10.3582                                                                          3,277
                                                  ------------  -----------  --------  --------  --------  --------  -----------
Net assets applicable to owners of deferred
 contracts......................................  $   494,668   $  254,262   $198,771  $82,893   $166,674  $263,060  $   36,466

Reserve for variable annuities --
  Compass 2 Contracts...........................        4,173        2,700      2,738       53      1,286     2,504          76
  Compass 3 Contracts...........................          372          271         16    --            16       276         174
                                                  ------------  -----------  --------  --------  --------  --------  -----------
      Net assets................................  $   499,213   $  257,233   $201,525  $82,946   $167,976  $265,840  $   36,716
                                                  ------------  -----------  --------  --------  --------  --------  -----------
                                                  ------------  -----------  --------  --------  --------  --------  -----------

                       See notes to financial statements

STATEMENTS OF OPERATIONS -- Year Ended December 31, 1995
(000 omitted)

                                                          Capital    Government   High     Managed
                                                         Appreciation Securities  Yield    Sectors
                                                         Variable    Variable   Variable   Variable
                                                          Account    Account    Account    Account
                                                         ---------   --------   --------   --------
NET INVESTMENT INCOME (EXPENSE):
Income --
  Interest.............................................  $    711    $20,338    $ 19,667   $   135
  Dividends............................................     4,277      --          --          726
  Foreign taxes withheld...............................        (3)     --          --           (3)
                                                         ---------   --------   --------   --------
      Total investment income..........................  $  4,985    $20,338    $ 19,667   $   858
                                                         ---------   --------   --------   --------
Expenses --
  Mortality and expense risk charges...................  $  5,868    $ 3,471    $  2,461   $   936
  Management fees......................................     3,367      1,511       1,467       569
  Custodian fees.......................................       226        126          88        34
  Distribution expense charges.........................       155         61          61        77
  Auditing fees........................................        38         44          43        25
  Legal fees...........................................        21          1           4         3
  Boards of Managers fees and expenses.................        11         11          11        11
  Printing.............................................        38         22          18         9
  Miscellaneous........................................         6          5          85         5
                                                         ---------   --------   --------   --------
      Total expenses...................................  $  9,730    $ 5,252    $  4,238   $ 1,669
  Fees paid indirectly.................................        (6)        (4)         (1)       (2)
                                                         ---------   --------   --------   --------
      Net expenses.....................................  $  9,724    $ 5,248    $  4,237   $ 1,667
                                                         ---------   --------   --------   --------
        Net investment income (expense)................  $ (4,739)   $15,090    $ 15,430   $  (809)
                                                         ---------   --------   --------   --------
                                                         ---------   --------   --------   --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized gains (losses)(identified cost basis) --
      Investment transactions..........................  $ 70,813    $(1,546)   $ (8,851)  $15,470
      Written option transactions......................     --         --          --        --
      Foreign currency transactions....................      (506)     --              1       (12)
                                                         ---------   --------   --------   --------
        Net realized gains (losses) on investments.....  $ 70,307    $(1,546)   $ (8,850)  $15,458
                                                         ---------   --------   --------   --------
  Change in unrealized appreciation
   (depreciation) --
    Investments........................................  $ 70,363    $27,975    $ 21,191   $ 4,877
    Written options....................................     --         --          --        --
    Translation of assets and liabilities in foreign
     currencies........................................        40      --            (14)    --
                                                         ---------   --------   --------   --------
      Net unrealized gains on investments..............  $ 70,403    $27,975    $ 21,177   $ 4,877
                                                         ---------   --------   --------   --------
        Net realized and unrealized gains on
         investments...................................  $140,710    $26,429    $ 12,327   $20,335
                                                         ---------   --------   --------   --------
          Increase in net assets from operations.......  $135,971    $41,519    $ 27,757   $19,526
                                                         ---------   --------   --------   --------
                                                         ---------   --------   --------   --------

                                                          Money      Total      World
                                                          Market     Return    Governments
                                                         Variable   Variable   Variable
                                                         Account    Account    Account
                                                         --------   --------   --------
NET INVESTMENT INCOME (EXPENSE):
Income --
  Interest.............................................  $ 10,327   $  7,470   $ 2,828
  Dividends............................................     --         5,059     --
  Foreign taxes withheld...............................     --           (39)    --
                                                         --------   --------   --------
      Total investment income..........................  $ 10,327   $ 12,490   $ 2,828
                                                         --------   --------   --------
Expenses --
  Mortality and expense risk charges...................  $  2,216   $  2,992   $   462
  Management fees......................................       878      1,834       282
  Custodian fees.......................................        77        113        37
  Distribution expense charges.........................        91        206        31
  Auditing fees........................................        34         37        36
  Legal fees...........................................         1          1         1
  Boards of Managers fees and expenses.................        11         11        11
  Printing.............................................        16         16         4
  Miscellaneous........................................     --             3         2
                                                         --------   --------   --------
      Total expenses...................................  $  3,324   $  5,213   $   866
  Fees paid indirectly.................................        (2)       (17)       (3)
                                                         --------   --------   --------
      Net expenses.....................................  $  3,322   $  5,196   $   863
                                                         --------   --------   --------
        Net investment income (expense)................  $  7,005   $  7,294   $ 1,965
                                                         --------   --------   --------
                                                         --------   --------   --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Realized gains (losses)(identified cost basis) --
      Investment transactions..........................  $  --      $ 26,523   $ 3,384
      Written option transactions......................     --         --          149
      Foreign currency transactions....................     --            (3)   (1,861)
                                                         --------   --------   --------
        Net realized gains (losses) on investments.....  $  --      $ 26,520   $ 1,672
                                                         --------   --------   --------
  Change in unrealized appreciation
   (depreciation) --
    Investments........................................  $  --      $ 24,712   $ 1,280
    Written options....................................     --         --          (14)
    Translation of assets and liabilities in foreign
     currencies........................................     --         --           61
                                                         --------   --------   --------
      Net unrealized gains on investments..............  $  --      $ 24,712   $ 1,327
                                                         --------   --------   --------
        Net realized and unrealized gains on
         investments...................................  $  --      $ 51,232   $ 2,999
                                                         --------   --------   --------
          Increase in net assets from operations.......  $  7,005   $ 58,526   $ 4,964
                                                         --------   --------   --------
                                                         --------   --------   --------

                       See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
(000 omitted)

                                   Capital Appreciation       Government Securities             High Yield
                                     Variable Account            Variable Account            Variable Account
                                --------------------------  --------------------------  --------------------------
                                 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                    1995          1994          1995          1994          1995          1994
                                ------------  ------------  ------------  ------------  ------------  ------------
 INCREASE (DECREASE) IN NET
 ASSETS FROM:
 OPERATIONS:
     Net investment income
      (expense)................  $  (4,739)    $  (3,294)    $  15,090     $  16,490     $  15,430     $  13,839
     Net realized gains
      (losses) on investments
      and foreign currency
      transactions.............     70,307        65,369        (1,546)       (3,837)       (8,850)      (13,619)
     Net unrealized gains
      (losses) on investments
      and foreign currency
      translation..............     70,403      (138,416)       27,975       (23,235)       21,177        (4,411)
                                ------------  ------------  ------------  ------------  ------------  ------------
       Increase (decrease) in
        net assets from
        operations.............  $ 135,971     $ (76,341)    $  41,519     $ (10,582)    $  27,757     $  (4,191)
                                ------------  ------------  ------------  ------------  ------------  ------------
 PARTICIPANT TRANSACTIONS:
   Accumulation activity:
     Purchase payments
      received.................  $  19,308     $  25,691     $   6,994     $  10,810     $   5,092     $   6,243
     Net transfers between
      variable and fixed
      accumulation accounts....      5,813       (51,442)      (42,552)       16,110         4,042       (12,187)
     Withdrawals, surrenders,
      annuitizations and
      contract charges.........    (69,281)      (56,940)      (45,443)      (53,455)      (26,006)      (22,878)
                                ------------  ------------  ------------  ------------  ------------  ------------
       Net accumulation
        activity...............  $ (44,160)    $ (82,691)    $ (81,001)    $ (26,535)    $ (16,872)    $ (28,822)
                                ------------  ------------  ------------  ------------  ------------  ------------
   Annuitization activity:
     Annuitizations............  $     375     $     412     $     538     $     267     $     584     $     154
     Annuity payments and
      contract charges.........       (622)         (571)         (466)         (480)         (406)         (367)
     Net transfers among
      accounts for annuity
      reserves.................         12            73             6           (11)       --                32
     Adjustments to annuity
      reserves.................       (139)           53            87             8            49             5
                                ------------  ------------  ------------  ------------  ------------  ------------
       Net annuitization
        activity...............  $    (374)    $     (33)    $     165     $    (216)    $     227     $    (176)
                                ------------  ------------  ------------  ------------  ------------  ------------
     Decrease in net assets
      from participant
      transactions.............  $ (44,534)    $ (82,724)    $ (80,836)    $ (26,751)    $ (16,645)    $ (28,998)
                                ------------  ------------  ------------  ------------  ------------  ------------
       Total increase
        (decrease) in net
        assets.................  $  91,437     $(159,065)    $ (39,317)    $ (37,333)    $  11,112     $ (33,189)

 NET ASSETS:
   At beginning of year........    407,776       566,841       296,550       333,883       190,413       223,602
                                ------------  ------------  ------------  ------------  ------------  ------------
   At end of year..............  $ 499,213     $ 407,776     $ 257,233     $ 296,550     $ 201,525     $ 190,413
                                ------------  ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------  ------------

                       See notes to financial statements

(000 omitted)

                                                               Managed Sectors                Money Market
                                                              Variable Account              Variable Account
                                                         ---------------------------   ---------------------------
                                                          Year Ended     Year Ended     Year Ended     Year Ended
                                                         December 31,   December 31,   December 31,   December 31,
                                                             1995           1994           1995           1994
                                                         ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (expense)....................    $  (809)       $  (596)       $  7,005       $  4,189
    Net realized gains on investments and foreign
     currency transactions.............................     15,458          2,824          --             --
    Net unrealized gains (losses) on investments and
     foreign currency translation......................      4,877         (4,364)         --             --
                                                         ------------   ------------   ------------   ------------
      Increase (decrease) in net assets from
       operations......................................    $19,526        $(2,136)       $  7,005       $  4,189
                                                         ------------   ------------   ------------   ------------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.........................    $ 6,862        $ 7,547        $  7,259       $  9,422
    Net transfers between variable and fixed
     accumulation accounts.............................      3,581         (2,890)         22,474         43,402
    Withdrawals, surrenders, annuitizations and
     contract charges..................................     (9,312)        (6,857)        (39,085)       (36,315)
                                                         ------------   ------------   ------------   ------------
      Net accumulation activity........................    $ 1,131        $(2,200)       $ (9,352)      $ 16,509
                                                         ------------   ------------   ------------   ------------
  Annuitization activity:
    Annuitizations.....................................    $--            $    19        $     91       $    212
    Annuity payments and contract charges..............         (9)           (23)           (230)          (218)
    Net transfers among accounts for annuity
     reserves..........................................     --                 (9)            (18)           (73)
    Adjustments to annuity reserves....................         (7)             2             (41)           (36)
                                                         ------------   ------------   ------------   ------------
      Net annuitization activity.......................    $   (16)       $   (11)       $   (198)      $   (115)
                                                         ------------   ------------   ------------   ------------
    Increase (decrease) in net assets from participant
     transactions......................................    $ 1,115        $(2,211)       $ (9,550)      $ 16,394
                                                         ------------   ------------   ------------   ------------
      Total increase (decrease) in net assets..........    $20,641        $(4,347)       $ (2,545)      $ 20,583

NET ASSETS:
  At beginning of year.................................     62,305         66,652         170,521        149,938
                                                         ------------   ------------   ------------   ------------
  At end of year.......................................    $82,946        $62,305        $167,976       $170,521
                                                         ------------   ------------   ------------   ------------
                                                         ------------   ------------   ------------   ------------

                       See notes to financial statements

(000 omitted)

                                            Total Return
                                          Variable Account
                                     ---------------------------
                                      Year Ended     Year Ended
                                     December 31,   December 31,
                                         1995           1994
                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM:
OPERATIONS:
    Net investment income..........    $  7,294       $  6,004
    Net realized gains (losses) on
     investments and foreign
     currency transactions.........      26,520          3,921
    Net unrealized gains (losses)
     on investments and foreign
     currency translation..........      24,712        (16,953)
                                     ------------   ------------
      Increase (decrease) in net
       assets from operations......    $ 58,526       $ (7,028)
                                     ------------   ------------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.....    $ 15,564       $ 22,168
    Net transfers between variable
     and fixed accumulation
     accounts......................         540          2,947
    Withdrawals, surrenders,
     annuitizations and contract
     charges.......................     (32,616)       (27,706)
                                     ------------   ------------
      Net accumulation activity....    $(16,512)      $ (2,591)
                                     ------------   ------------
  Annuitization activity:
    Annuitizations.................    $    270       $    364
    Annuity payments and contract
     charges.......................        (376)          (380)
    Net transfers among accounts
     for annuity reserves..........      --                (16)
    Adjustments to annuity
     reserves......................         183            (18)
                                     ------------   ------------
      Net annuitization activity...    $     77       $    (50)
                                     ------------   ------------
    Decrease in net assets from
     participant transactions......    $(16,435)      $ (2,641)
                                     ------------   ------------
      Total increase (decrease) in
       net assets..................    $ 42,091       $ (9,669)

NET ASSETS:
  At beginning of year.............     223,749        233,418
                                     ------------   ------------
  At end of year...................    $265,840       $223,749
                                     ------------   ------------
                                     ------------   ------------

                                          World Governments
                                          Variable Account
                                     ---------------------------
                                      Year Ended     Year Ended
                                     December 31,   December 31,
                                         1995           1994
                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM:
OPERATIONS:
    Net investment income..........    $ 1,965        $ 1,723
    Net realized gains (losses) on
     investments and foreign
     currency transactions.........      1,672         (4,475)
    Net unrealized gains (losses)
     on investments and foreign
     currency translation..........      1,327            (63)
                                     ------------   ------------
      Increase (decrease) in net
       assets from operations......    $ 4,964        $(2,815)
                                     ------------   ------------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.....    $ 2,063        $ 3,409
    Net transfers between variable
     and fixed accumulation
     accounts......................     (1,733)        (1,594)
    Withdrawals, surrenders,
     annuitizations and contract
     charges.......................     (5,080)        (4,058)
                                     ------------   ------------
      Net accumulation activity....    $(4,750)       $(2,243)
                                     ------------   ------------
  Annuitization activity:
    Annuitizations.................    $   190        $--
    Annuity payments and contract
     charges.......................        (62)           (20)
    Net transfers among accounts
     for annuity reserves..........     --                  4
    Adjustments to annuity
     reserves......................         (5)            (1)
                                     ------------   ------------
      Net annuitization activity...    $   123        $   (17)
                                     ------------   ------------
    Decrease in net assets from
     participant transactions......    $(4,627)       $(2,260)
                                     ------------   ------------
      Total increase (decrease) in
       net assets..................    $   337        $(5,075)
NET ASSETS:
  At beginning of year.............     36,379         41,454
                                     ------------   ------------
  At end of year...................    $36,716        $36,379
                                     ------------   ------------
                                     ------------   ------------

                       See notes to financial statements

PER UNIT AND OTHER DATA

                                     Capital Appreciation Variable Account
                                ------------------------------------------------
                                                   Compass 2
                                ------------------------------------------------
                                            Year Ended December 31,
                                ------------------------------------------------
                                  1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $28.0107  $32.9053  $29.2712  $26.6401  $19.8801
                                --------  --------  --------  --------  --------
  Investment income...........  $0.3624   $0.4277   $0.3914   $0.2670   $0.4256
  Expenses....................  0.6989    0.6325    0.6436    0.5467    0.4756
                                --------  --------  --------  --------  --------
    Net investment expense....  $(0.3365) $(0.2048) $(0.2522) $(0.2797) $(0.0500)
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......  10.0409   (4.6898)  3.8863    2.9108    6.8100
                                --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $9.7044   $(4.8946) $3.6341   $2.6311   $6.7600
                                --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $37.7151  $28.0107  $32.9053  $29.2712  $26.6401
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................    0.80  %   0.79  %   0.78  %   0.80  %   0.79  %
  Net investment income
   (expense)..................   (1.02)%   (0.69)%   (0.83)%   (1.08)%   (0.23)%
PORTFOLIO TURNOVER............      96  %     95  %     56  %     34  %     62  %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....  10,014    11,310    13,833    14,914    16,570

                                          Capital Appreciation Variable Account
                                ----------------------------------------------------------
                                Compass
                                  3 -
                                Level 2
                                --------                     Compass 3
                                 Period   ------------------------------------------------
                                 Ended
                                December              Year Ended December 31,
                                  31,     ------------------------------------------------
                                 1995#      1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $10.0000  $18.6531  $21.9341  $19.5311  $17.7928  $13.2912
                                --------  --------  --------  --------  --------  --------
  Investment income...........  $0.0196   $0.2402   $0.2870   $0.2617   $0.1919   $0.2748
  Expenses....................  0.0517    0.4847    0.4421    0.4498    0.4131    0.3323
                                --------  --------  --------  --------  --------  --------
    Net investment expense....  $(0.0321) $(0.2445) $(0.1551) $(0.1881) $(0.2212) $(0.0575)
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......  0.3374    6.6821    (3.1259)  2.5911    1.9595    4.5591
                                --------  --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $0.3053   $6.4376   $(3.2810) $2.4030   $1.7383   $4.5016
                                --------  --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $10.3053  $25.0907  $18.6531  $21.9341  $19.5311  $17.7928
                                --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................  0.80    %   0.80  %   0.79  %   0.78  %   0.80  %   0.79  %
  Net investment income
   (expense)..................  (1.02)%    (1.02)%   (0.69)%   (0.83)%   (1.08)%   (0.23)%
PORTFOLIO TURNOVER............   96     %     96  %     95  %     56  %     34  %     62  %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....  955        4,272     4,686     4,899     4,401     3,742

  *Per unit data is based on the average number of units outstanding during each year.
  +Excluding mortality and expense risk charges and distribution expense charges.
 #For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
##For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                     Government Securities Variable Account
                                ------------------------------------------------
                                                   Compass 2
                                ------------------------------------------------
                                            Year Ended December 31,
                                ------------------------------------------------
                                  1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $22.0031  $22.7120  $21.1172  $19.9842  $17.4276
                                --------  --------  --------  --------  --------
  Investment income...........  $1.7836   $1.5648   $1.5732   $1.4340   $1.5470
  Expenses....................   0.4564    0.4229    0.4238    0.3672    0.3476
                                --------  --------  --------  --------  --------
    Net investment income.....  $1.3272   $1.1419   $1.1494   $1.0668   $1.1994
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......   2.2488   (1.8508)   0.4454    0.0662    1.3572
                                --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $3.5760   $(0.7089) $1.5948   $1.1330   $2.5566
                                --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $25.5791  $22.0031  $22.7120  $21.1172  $19.9842
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................     0.63 %    0.61 %    0.61 %    0.62 %    0.60 %
  Net investment income.......     5.51 %    5.09 %    5.11 %    5.51 %    6.50 %
PORTFOLIO TURNOVER............       80 %      41 %      81 %     175 %     149 %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....    8,361    11,308    12,679    15,059    17,986

                                          Government Securities Variable Account
                                ----------------------------------------------------------
                                Compass
                                  3 -
                                Level 2
                                --------                     Compass 3
                                 Period   ------------------------------------------------
                                 Ended
                                December              Year Ended December 31,
                                  31,     ------------------------------------------------
                                 1995#      1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $10.0000  $15.5227  $16.0387  $14.9267  $14.1396  $12.3433
                                --------  --------  --------  --------  --------  --------
  Investment income...........  $0.1868   $1.2529   $1.1028   $1.1064   $1.0851   $1.0935
  Expenses....................  0.0478     0.3385    0.3146    0.3154    0.2950    0.2604
                                --------  --------  --------  --------  --------  --------
    Net investment income.....  $0.1390   $0.9144   $0.7882   $0.7910   $0.7901   $0.8331
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......  0.2782     1.5907   (1.3042)   0.3210   (0.0030)   0.9632
                                --------  --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $0.4172   $2.5051   $(0.5160) $1.1120   $0.7871   $1.7963
                                --------  --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $10.4172  $18.0278  $15.5227  $16.0387  $14.9267  $14.1396
                                --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................  0.63    %    0.63 %    0.61 %    0.61 %    0.62 %    0.60 %
  Net investment income.......  5.51    %    5.51 %    5.09 %    5.11 %    5.51 %    6.50 %
PORTFOLIO TURNOVER............   80     %      80 %      41 %      81 %     175 %     149 %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....  608         1,888     2,922     2,697     2,722     2,327

  *Per unit data is based on the average number of units outstanding during each year.
  +Excluding mortality and expense risk charges and distribution expense charges.
 #For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
##For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                          High Yield Variable Account
                                ------------------------------------------------
                                                   Compass 2
                                ------------------------------------------------
                                            Year Ended December 31,
                                ------------------------------------------------
                                  1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $22.6776  $23.3591  $19.7156  $17.3208  $11.7862
                                --------  --------  --------  --------  --------
  Investment income...........  $2.5137   $2.2324   $2.0867   $2.0657   $1.9834
  Expenses....................  0.5356    0.5062    0.4797    0.4061    0.3287
                                --------  --------  --------  --------  --------
    Net investment income.....  $1.9781   $1.7262   $1.6070   $1.6596   $1.6547
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......  1.4936    (2.4077)  2.0365    0.7352    3.8799
                                --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $3.4717   $(0.6815) $3.6435   $2.3948   $5.5346
                                --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $26.1493  $22.6776  $23.3591  $19.7156  $17.3208
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................    0.88  %   0.91  %   0.86  %   0.93  %   0.87  %
  Net investment income.......    7.91  %   7.41  %   6.97  %   9.03  %  10.85  %
PORTFOLIO TURNOVER............      88  %     77  %     67  %     61  %     38  %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....   5,649     6,433     7,564     8,218     9,376

                                               High Yield Variable Account
                                ----------------------------------------------------------
                                Compass
                                  3 -
                                Level 2
                                --------                     Compass 3
                                 Period   ------------------------------------------------
                                 Ended
                                December              Year Ended December 31,
                                  31,     ------------------------------------------------
                                 1995#      1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $10.0000  $16.8283  $17.3543  $14.6589  $12.8923  $8.7799
                                --------  --------  --------  --------  --------  --------
  Investment income...........  $0.3803   $1.8912   $1.5336   $1.5179   $1.5969   $1.5178
  Expenses....................  0.0765    0.4253    0.3711    0.3671    0.3340    0.2582
                                --------  --------  --------  --------  --------  --------
    Net investment income.....  $0.3038   $1.4659   $1.1625   $1.1508   $1.2629   $1.2596
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......  (0.0661)  1.0912    (1.6885)  1.5446    0.5037    2.8528
                                --------  --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $0.2377   $2.5571   $(0.5260) $2.6954   $1.7666   $4.1124
                                --------  --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $10.2377  $19.3854  $16.8283  $17.3543  $14.6589  $12.8923
                                --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................  0.88    %   0.88  %   0.91  %   0.86  %   0.93  %   0.87  %
  Net investment income.......  7.91    %   7.91  %   7.41  %   6.97  %   9.03  %  10.85  %
PORTFOLIO TURNOVER............   88     %     88  %     77  %     67  %     61  %     38  %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....  1,368      1,913     2,506     2,577     2,345     1,823

  *Per unit data is based on the average number of units outstanding during each year.
  +Excluding mortality and expense risk charges and distribution expense charges.
 #For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
##For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                        Managed Sectors Variable Account
                                ------------------------------------------------
                                                   Compass 2
                                ------------------------------------------------
                                            Year Ended December 31,
                                ------------------------------------------------
                                  1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $23.9044  $24.7295  $23.8070  $22.6652  $13.9677
                                --------  --------  --------  --------  --------
  Investment income...........  $0.3277   $0.3066   $0.1822   $0.1121   $0.2357
  Expenses....................   0.6066   0.5155    0.4994    0.4782    0.3848
                                --------  --------  --------  --------  --------
    Net investment expense....  $(0.2789) $(0.2089) $(0.3172) $(0.3661) $(0.1491)
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......   7.7615   (0.6162)  1.2397    1.5079    8.8466
                                --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $7.4826   $(0.8251) $0.9225   $1.1418   $8.6975
                                --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $31.3870  $23.9044  $24.7295  $23.8070  $22.6652
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................     0.87 %   0.90  %   0.91  %   0.92  %   0.98  %
  Net investment income
   (expense)..................    (1.07)%  (0.97)%   (1.49)%   (1.75)%   (0.97)%
PORTFOLIO TURNOVER............      115 %    111  %    122  %     34  %     52  %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....      788      800       878     1,041       899

                                             Managed Sectors Variable Account
                                ----------------------------------------------------------
                                Compass
                                  3 -
                                Level 2
                                --------                     Compass 3
                                 Period   ------------------------------------------------
                                 Ended
                                December              Year Ended December 31,
                                  31,     ------------------------------------------------
                                 1995#      1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $10.0000  $23.8258  $24.6849  $23.8007  $22.6927  $14.0049
                                --------  --------  --------  --------  --------  --------
  Investment income...........  $0.0231   $0.3259   $0.3031   $0.1817   $0.1156   $0.2307
  Expenses....................  0.0539    0.6452    0.5452    0.5313    0.5325    0.4141
                                --------  --------  --------  --------  --------  --------
    Net investment income
     (expense)................  $(0.0308) $(0.3193) $(0.2421) $(0.3496) $(0.4169) $(0.1834)
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......  0.0200    7.7306    (0.6170)  1.2338    1.5249    8.8712
                                --------  --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $(0.0108) $7.4113   $(0.8591) $0.8842   $1.1080   $8.6878
                                --------  --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $9.9892   $31.2371  $23.8258  $24.6849  $23.8007  $22.6927
                                --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................  0.87    %   0.87  %   0.90  %   0.91  %   0.92  %   0.98  %
  Net investment income
   (expense)..................  (1.07)%    (1.07)%   (0.97)%   (1.49)%   (1.75)%   (0.97)%
PORTFOLIO TURNOVER............  115     %    115  %    111  %    122  %     34  %     52  %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....  418        1,729     1,810     1,819     1,728     1,276

  *Per unit data is based on the average number of units outstanding during each year.
  +Excluding mortality and expense risk charges and distribution expense charges.
 #For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
##For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                         Money Market Variable Account
                                ------------------------------------------------
                                                   Compass 2
                                ------------------------------------------------
                                            Year Ended December 31,
                                ------------------------------------------------
                                  1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $15.8699  $15.5003  $15.2976  $14.9945  $14.3507
                                --------  --------  --------  --------  --------
  Investment income...........  $0.9560   $0.6615   $0.4864   $0.5772   $0.9108
  Expenses....................  0.3046     0.2919    0.2837    0.2741    0.2670
                                --------  --------  --------  --------  --------
    Net investment income.....  $0.6514   $0.3696   $0.2027   $0.3031   $0.6438
                                --------  --------  --------  --------  --------
  Net increase in unit
   value......................  $0.6514   $0.3696   $0.2027   $0.3031   $0.6438
                                --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $16.5213  $15.8699  $15.5003  $15.2976  $14.9945
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................    0.58  %    0.58 %    0.36 %    0.59 %    0.58 %
  Net investment income.......    4.00  %    2.37 %    1.30 %    2.03 %    4.46 %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....   6,501      6,851     6,418     8,026    12,023

                                              Money Market Variable Account
                                ----------------------------------------------------------
                                Compass
                                  3 -
                                Level 2
                                --------                     Compass 3
                                 Period   ------------------------------------------------
                                 Ended
                                December              Year Ended December 31,
                                  31,     ------------------------------------------------
                                 1995#      1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $10.0000  $13.1291  $12.8359  $12.6806  $12.4415  $11.9182
                                --------  --------  --------  --------  --------  --------
  Investment income...........  $0.1358   $0.7885   $0.5688   $0.4065   $0.4888   $0.7619
  Expenses....................  0.0361     0.2631    0.2756    0.2512    0.2497    0.2386
                                --------  --------  --------  --------  --------  --------
    Net investment income.....  $0.0997   $0.5254   $0.2932   $0.1553   $0.2391   $0.5233
                                --------  --------  --------  --------  --------  --------
  Net increase in unit
   value......................  $0.0997   $0.5254   $0.2932   $0.1553   $0.2391   $0.5233
                                --------  --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $10.0997  $13.6545  $13.1291  $12.8359  $12.6806  $12.4415
                                --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................  0.58    %    0.58 %    0.58 %    0.36 %    0.59 %    0.58 %
  Net investment income.......  4.00    %    4.00 %    2.37 %    1.30 %    2.03 %    4.46 %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....  561         3,929     4,599     3,823     3,704     3,228

  *Per unit data is based on the average number of units outstanding during each year.
  +Excluding mortality and expense risk charges and distribution expense charges.
 #For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
##For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                         Total Return Variable Account
                                ------------------------------------------------
                                                   Compass 2
                                ------------------------------------------------
                                            Year Ended December 31,
                                ------------------------------------------------
                                  1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $17.4729  $18.0043  $15.9891  $14.6451  $12.0634
                                --------  --------  --------  --------  --------
  Investment income...........  $1.0394   $0.8583   $0.8513   $0.9191   $0.9092
  Expenses....................   0.4118    0.3704    0.3616    0.3303    0.2828
                                --------  --------  --------  --------  --------
    Net investment income.....  $0.6276   $0.4879   $0.4897   $0.5888   $0.6264
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......   4.1572   (1.0193)   1.5255    0.7552    1.9553
                                --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $4.7848   $(0.5314) $2.0152   $1.3440   $2.5817
                                --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $22.2577  $17.4729  $18.0043  $15.9891  $14.6451
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................     0.83 %    0.82 %    0.76 %    0.86 %    0.84 %
  Net investment income.......     2.99 %    2.60 %    2.43 %    3.63 %    4.52 %
PORTFOLIO TURNOVER............      105 %      63 %      89 %      94 %      80 %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....    4,801     5,410     5,889     5,732     5,215

                                              Total Return Variable Account
                                ----------------------------------------------------------
                                Compass
                                  3 -
                                Level 2
                                --------                     Compass 3
                                 Period   ------------------------------------------------
                                 Ended
                                December              Year Ended December 31,
                                  31,     ------------------------------------------------
                                 1995#      1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $10.0000  $17.2937  $17.8462  $15.8723  $14.5600  $12.0108
                                --------  --------  --------  --------  --------  --------
  Investment income...........  $0.1247   $1.0122   $0.8371   $0.8304   $0.9284   $0.8989
  Expenses....................  0.0525     0.4358    0.3904    0.3829    0.3607    0.3002
                                --------  --------  --------  --------  --------  --------
    Net investment income.....  $0.0722   $0.5764   $0.4467   $0.4475   $0.5677   $0.5987
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......  0.4216     4.1265   (0.9992)   1.5264    0.7446    1.9505
                                --------  --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $0.4938   $4.7029   $(0.5525) $1.9739   $1.3123   $2.5492
                                --------  --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $10.4938  $21.9966  $17.2937  $17.8462  $15.8723  $14.5600
                                --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................  0.83    %    0.83 %    0.82 %    0.76 %    0.86 %    0.84 %
  Net investment income.......  2.99    %    2.99 %    2.60 %    2.43 %    3.63 %    4.52 %
PORTFOLIO TURNOVER............  105     %     105 %      63 %      89 %      94 %      80 %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....  1,637       6,322     7,349     7,013     5,721     4,752

  *Per unit data is based on the average number of units outstanding during each year.
  +Excluding mortality and expense risk charges and distribution expense charges.
 #For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
##For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                       World Governments Variable Account
                                ------------------------------------------------
                                                   Compass 2
                                ------------------------------------------------
                                            Year Ended December 31,
                                ------------------------------------------------
                                  1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $15.8337  $16.9056  $14.4420  $14.5806  $12.9852
                                --------  --------  --------  --------  --------
  Investment income...........  $1.3112   $1.0805   $1.1460   $1.2892   $1.1907
  Expenses....................  0.3863     0.3565    0.3704    0.3624    0.3190
                                --------  --------  --------  --------  --------
    Net investment income.....  $0.9249   $0.7240   $0.7756   $0.9268   $0.8717
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......  1.3509    (1.7959)   1.6880   (1.0654)   0.7237
                                --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $2.2758   $(1.0719) $2.4636   $(0.1386) $1.5954
                                --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $18.1095  $15.8337  $16.9056  $14.4420  $14.5806
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................    1.00  %    1.00 %    0.94 %    1.15 %    1.18 %
  Net investment income.......    5.25  %    4.45 %    4.12 %    6.03 %    6.51 %
PORTFOLIO TURNOVER............     330  %     256 %     202 %     133 %     229 %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....     824        983     1,092       949       884

                                            World Governments Variable Account
                                ----------------------------------------------------------
                                Compass
                                  3 -
                                Level 2
                                --------                     Compass 3
                                 Period   ------------------------------------------------
                                 Ended
                                December              Year Ended December 31,
                                  31,     ------------------------------------------------
                                 1995#      1995      1994      1993      1992      1991
                                --------  --------  --------  --------  --------  --------
PER UNIT DATA:*
  Net asset value -- beginning
   of year....................  $10.0000  $15.6705  $16.7563  $14.3365  $14.4961  $12.9291
                                --------  --------  --------  --------  --------  --------
  Investment income...........  $0.1819   $1.3045   $1.0666   $1.1293   $1.2979   $1.1961
  Expenses....................  0.0554     0.4086    0.3760    0.3890    0.3876    0.3380
                                --------  --------  --------  --------  --------  --------
    Net investment income.....  $0.1265   $0.8959   $0.6906   $0.7403   $0.9103   $0.8581
  Net realized and unrealized
   gains (losses) on
   investments and foreign
   currency transactions......  0.2317     1.3298   (1.7764)   1.6795   (1.0699)   0.7089
                                --------  --------  --------  --------  --------  --------
  Net increase (decrease) in
   unit value.................  $0.3582   $2.2257   $(1.0858) $2.4198   $(0.1596) $1.5670
                                --------  --------  --------  --------  --------  --------
  Unit value:
  Net asset value -- end of
   year.......................  $10.3582  $17.8962  $15.6705  $16.7563  $14.3365  $14.4961
                                --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------
RATIOS (TO AVERAGE NET
 ASSETS):
  Expenses+##.................  1.00    %    1.00 %    1.00 %    0.94 %    1.15 %    1.18 %
  Net investment income.......  5.25    %    5.25 %    4.45 %    4.12 %    6.03 %    6.51 %
PORTFOLIO TURNOVER............  330     %     330 %     256 %     202 %     133 %     229 %
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)....  316         1,021     1,321     1,363     1,176       995

  *Per unit data is based on the average number of units outstanding during each year.
  +Excluding mortality and expense risk charges and distribution expense charges.
 #For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
##For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account and Total Return Variable Account operate as open-end, diversified management investment companies and High Yield Variable Account, Managed Sectors Variable Account and World Governments Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNT POLICIES
INVESTMENT VALUATIONS
Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Boards of Managers.

REPURCHASE AGREEMENTS
Certain Variable Accounts may enter into repurchase agreements with institutions that the Variable Account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Variable Accounts require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Account to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amount owed to the Variable Account under each such repurchase agreement.

FOREIGN CURRENCY TRANSLATION
Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS
Certain Variable Accounts may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. The writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or exchange rate underlying the written option. In general, written call options may serve as a partial hedge against decreases in value of the underlying security or exchange rate to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Variable Account's management on the direction of interest and exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Variable Accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts will be entered into for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain Variable Accounts may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain Variable Accounts may enter into contracts with the intent of changing the relative exposure of the Account's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

FEDERAL INCOME TAXES
The Variable Accounts are funding vehicles for individual variable annuities. The operations of the Variable Accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the Variable Accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

INVESTMENT TRANSACTIONS AND INCOME
Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

As appropriate, based on its investments, certain of the Variable Accounts use the effective interest method for reporting interest income on payment-in-kind
(PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Variable Account at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

FEES PAID INDIRECTLY
The Variable Accounts' custodian bank calculates its fees based on the Accounts' average daily net assets. A fee arrangement provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Accounts. This amount is shown as a reduction of expenses on the Statement of Operations.

(3) CONTRACT CHARGES
The Sponsor makes a deduction from the Variable Accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each Variable Account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital

Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account and Money Market Variable Account, or 1.25% of the assets of Managed Sectors Variable Account, Total Return Variable Account and World Governments Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the Variable Accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the Variable Accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3--Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) MANAGEMENT AGREEMENTS
The Management Agreements provide that the Variable Accounts will pay the Investment Adviser, Massachusetts Financial Services Company, a wholly-owned subsidiary of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each Variable Account's average daily net assets as follows:

                                                               Annual Rate of Management Fee   Annual Rate of Management Fee
                                                                      Based on Average               Based on Average
                                                                      Daily Net Assets               Daily Net Assets
                                                                 Not Exceeding $300 Million      in Excess of $300 Million
                                                               ------------------------------  -----------------------------

Capital Appreciation Variable Account........................                 0.75%                          0.675%
Government Securities Variable Account.......................                 0.55%                          0.495%
High Yield Variable Account..................................                 0.75%                          0.675%
Managed Sectors Variable Account.............................                 0.75%                          0.675%
Money Market Variable Account................................                 0.50%                          0.500%
Total Return Variable Account................................                 0.75%                          0.675%
World Governments Variable Account...........................                 0.75%                          0.675%

The agreements also provide that the Investment Adviser will pay certain Variable Account expenses in excess of 1.25% of the average daily net assets of each Variable Account for any calendar year. The Variable Accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

(6) PORTFOLIO SECURITIES
For the year ended December 31, 1995, purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, were as follows:

                                                      Purchases       Sales
                                                     ------------  ------------

 Capital Appreciation Variable Account.............  $444,738,692  $453,526,365
 High Yield Variable Account.......................   161,267,119   160,177,602
 Managed Sectors Variable Account..................    89,087,992    85,860,071
 Money Market Variable Account*....................   653,548,319   608,404,185
 Total Return Variable Account.....................   148,725,636   160,421,986
 World Governments Variable Account................    51,595,938    55,171,992

For the year ended December 31, 1995, purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases         Sales
                                                   --------------  --------------
 Capital Appreciation Variable Account...........  $    8,733,208  $   11,201,851
 Government Securities Variable Account..........     206,708,910     212,943,099
 Money Market Variable Account*..................   1,050,909,109   1,112,057,215
 Total Return Variable Account...................      97,147,156      94,177,718
 World Governments Variable Account..............      45,268,430      48,449,025

* Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) HIGH-YIELD SECURITIES AND FINANCIAL INSTRUMENTS
Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain Variable Accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, indexed securities and futures contracts. The notional or contractual amounts of these instruments represent the investment the Variable Accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1995, is as follows:

WRITTEN OPTION TRANSACTIONS
World Governments Variable Account

                                                     1995 Calls                       1995 Puts
                                           ------------------------------   ------------------------------
                                           Principal Amounts                Principal Amounts
                                             of Contracts                     of Contracts
                                            (000's Omitted)     Premiums     (000's Omitted)     Premiums
                                           -----------------   ----------   -----------------   ----------
 Outstanding, beginning of year:
   Canadian Dollars......................             --       $       --           1,113       $    5,809
   Deutsche Marks........................             --               --           6,894           58,599
   Japanese Yen..........................         91,000           12,246         182,000           19,560
   Swiss Francs/Deutsche Marks...........          1,717            7,231              --               --
 Options written --
   Australian Dollars....................          3,724           34,130           6,446           75,146
   British Pounds........................          1,527           26,353           1,425           26,353
   Canadian Dollars......................          2,269            4,760           4,526           17,981
   Deutsche Marks........................         42,766          159,139          26,866          155,494
   Deutsche Marks/British Pounds.........          7,186           39,468              --               --
   Italian Lire/Deutsche Marks...........     13,377,608          132,186       8,470,502          229,384
   Japanese Yen..........................      1,870,921          455,323       5,964,814          647,033
   Japanese Yen/Deutsche Marks...........             --               --         604,754           21,560
   Swedish Kronor/Deutsche Marks.........         19,700           12,725              --               --
   Spanish Pesetas/Deutsche Marks........             --               --         133,915            8,776
   U.S. Treasury Bonds...................             --               --           2,200           29,047

                                                     1995 Calls                       1995 Puts
                                           ------------------------------   ------------------------------
                                           Principal Amounts                Principal Amounts
                                             of Contracts                     of Contracts
                                            (000's Omitted)     Premiums     (000's Omitted)     Premiums
                                           -----------------   ----------   -----------------   ----------
 Options terminated in closing
 transactions --
   Australian Dollars....................         (3,724)         (34,130)         (5,465)         (62,574)
   British Pounds........................         (1,527)         (26,353)             --               --
   Canadian Dollars......................         (2,269)          (4,760)         (5,639)         (23,790)
   Deutsche Marks........................         (5,358)         (26,591)        (23,165)        (169,534)
   Deutsche Marks/British Pounds.........         (3,771)         (24,286)             --               --
   Italian Lire/Deutsche Marks...........             --               --      (1,018,856)          (7,623)
   Japanese Yen..........................     (1,653,355)        (441,534)     (5,826,980)        (638,722)
   Japanese Yen/Deutsche Marks...........             --               --        (604,754)         (21,560)
   Spanish Pesetas/Deutsche Marks........             --               --        (133,915)          (8,776)
   Swedish Kronor/Deutsche Marks.........        (19,700)         (12,725)             --               --
   U.S. Treasury Bonds...................             --               --          (2,200)         (29,047)
 Options exercised --
   British Pounds........................             --               --          (1,425)         (26,353)
   Deutsche Marks........................        (30,979)         (99,581)        (10,595)         (44,559)
   Italian Lire/Deutsche Marks...........     (8,186,058)         (46,149)        (23,323)            (187)
   Japanese Yen..........................       (308,566)         (26,035)       (167,334)          (7,983)
 Options expired --
   Deutsche Marks........................         (6,429)         (32,968)             --               --
   Italian Lire/Deutsche Marks...........             --               --      (2,236,773)         (30,415)
   Swiss Francs/Deutsche Marks...........         (1,717)          (7,231)             --               --
                                           -----------------   ----------   -----------------   ----------
 Outstanding, end of year................      5,194,965       $  101,218       5,345,031       $  223,619
                                           -----------------   ----------   -----------------   ----------
                                           -----------------   ----------   -----------------   ----------
 Options outstanding at end of year
 consist of:
   Australian Dollars....................             --       $       --             981       $   12,572
                                           -----------------   ----------   -----------------   ----------
                                           -----------------   ----------   -----------------   ----------
   Deutsche Marks/British Pounds.........          3,415       $   15,181              --       $       --
                                           -----------------   ----------   -----------------   ----------
                                           -----------------   ----------   -----------------   ----------
   Italian Lire/Deutsche Marks...........      5,191,550       $   86,037       5,191,550       $  191,159
                                           -----------------   ----------   -----------------   ----------
                                           -----------------   ----------   -----------------   ----------
   Japanese Yen..........................             --       $       --         152,500       $   19,888
                                           -----------------   ----------   -----------------   ----------
                                           -----------------   ----------   -----------------   ----------
 Outstanding, end of year................      5,194,965       $  101,218       5,345,031       $  223,619
                                           -----------------   ----------   -----------------   ----------
                                           -----------------   ----------   -----------------   ----------

At December 31, 1995, the World Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                      Net
                                                                                                      Contracts    Unrealized
                                                                   Contracts to         In Exchange       at      Appreciation/
Account                        Transaction  Settlement Date       Deliver/Receive           for         Value     (Depreciation)
-----------------------------  ---------  ------------------  -----------------------  -------------  ----------  ------------
Capital Appreciation Variable
Account                        Sales      1/30/96             GBP           2,800,000   $ 4,286,800   $4,344,298   $  (57,498)
                                          3/21/96             SEK           6,781,700     1,013,934    1,014,637         (703)
                                                                                       -------------  ----------  ------------
                                                                                        $ 5,300,734   $5,358,935   $  (58,201)
                                                                                       -------------  ----------  ------------
                                                                                       -------------  ----------  ------------
World Governments Variable
Account                        Sales      3/18/96             AUD           4,003,080   $ 2,953,386   $2,960,722   $   (7,336)
                                          2/26/96 - 2/29/96   CAD           3,555,219     2,598,662    2,605,338       (6,676)
                                          5/31/96             CHF           4,558,741     4,022,892    4,010,735       12,157
                                          1/16/96 - 5/31/96   DEM          32,088,007    22,390,029   22,399,703       (9,674)
                                          4/12/96             DKK          14,399,894     2,624,772    2,596,157       28,615
                                          1/08/96             ESP         518,637,730     4,199,268    4,262,165      (62,897)
                                          1/12/96 - 4/12/96   FRF          25,526,360     5,124,954    5,208,747      (83,793)
                                          1/30/96             GBP           1,702,849     2,630,052    2,642,029      (11,977)
                                          3/07/96             ITL        7,181,486,643    4,453,994    4,488,429      (34,435)
                                          2/23/96 - 6/07/96   JPY        1,252,963,405   12,613,778   12,351,881      261,897
                                          1/22/96             NLG           5,210,685     3,329,295    3,246,038       83,257
                                          1/12/96             NZD           1,749,006     1,131,384    1,140,940       (9,556)
                                                                                       -------------  ----------  ------------
                                                                                        $68,072,466   $67,912,884  $  159,582
                                                                                       -------------  ----------  ------------
                                                                                       -------------  ----------  ------------
                               Purchases  3/18/96             AUD             242,500   $   178,795   $  179,356   $      561
                                          2/26/96             CAD           1,696,511     1,253,703    1,243,240      (10,463)
                                          1/16/96             CHF           2,448,530     2,097,332    2,124,443       27,111
                                          1/16/96 - 5/31/96   DEM          40,169,828    28,097,635   28,061,242      (36,393)
                                          2/29/96 - 4/12/96   DKK          18,080,161     3,283,060    3,257,983      (25,077)
                                          4/12/96 - 5/31/96   FRF          20,357,962     4,149,729    4,159,233        9,504
                                          1/31/96 - 5/31/96   ITL        5,083,296,463    3,137,282    3,169,534       32,252
                                          2/23/96 - 6/07/96   JPY        1,433,633,417   14,413,805   14,017,497     (396,308)
                                          1/22/96             NLG           2,054,522     1,272,835    1,279,881        7,046
                                          3/18/96             NZD           2,800,238     1,818,467    1,816,738       (1,729)
                                          3/21/96             SEK           4,214,628       634,340      630,567       (3,773)
                                                                                       -------------  ----------  ------------
                                                                                        $60,336,983   $59,939,714  $ (397,269)
                                                                                       -------------  ----------  ------------
                                                                                       -------------  ----------  ------------

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the World Governments Variable Account, excluded above, amounted to a net payable of $22,409 at December 31, 1995.

At December 31, 1995, the Capital Appreciation Variable Account and World Governments Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 24 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

(8) RESTRICTED SECURITIES
Certain of the Variable Accounts may invest in securities which are subject to legal or contractual restrictions on resale. At December 31, 1995, Capital Appreciation Variable Account, High Yield Variable Account, Managed Sectors Variable Account and Total Return Variable Account owned the following restricted securities (consisting of 0.1%, 2.8%, 0.1% and 2.0% of the net assets of each Variable Account, respectively) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). No Variable Account has the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Boards of Managers. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                                          Date of      Share/Par
 Account                                   Description                  Acquistion       Amount       Cost         Value
 ----------------------------------------  -------------------------  ---------------  ----------  -----------  -----------
                                           Spectrum Holobyte, Inc.,   9/06/95 -
 Capital Appreciation Variable Account      6.5s, 2002Section         9/20/95            580,000   $   580,000  $   423,400
                                                                                                   -----------  -----------
                                                                                                   -----------  -----------
                                           American Communications
                                            Services, Inc., 0s,
                                            2005Section               11/19/95           250,000   $   136,075  $   134,375
 High Yield Variable Account
                                           Atlantic Gulf Communities
                                            Corp., 12s, 1996          1/20/95            224,430       193,349      197,498
                                           Atlantic Gulf Communities
                                            Corp., 13s, 1998          2/01/94            240,878       133,424      125,256
                                           Bell Cablemedia PLC,
                                            11.875s, 2005Section      9/13/95          1,100,000       654,370      687,500
                                           Calmar, Inc., 11.5s,
                                            2005Section               8/03/95          1,650,000     1,650,000    1,670,625
                                           Envirosource, Inc.         5/15/94              1,666         7,288        4,998
                                           Four Seasons Hotels,
                                            Inc., 9.125s,
                                            2000Section               6/23/93            650,000       645,872      646,750
                                           Gillett Holdings, Inc.     10/08/92            23,535       224,000      494,235
                                           Howmet Corp., 10s,
                                            2003Section               11/22/95           300,000       300,000      313,500
                                           Interlake Revolver, "B",
                                            5.75s, 1997Section        1/21/94            252,195       225,156      250,934
                                           Merrill Lynch Mortgage
                                            Investors, Inc., 8.227s,
                                            2023                      6/22/94          1,000,000       693,125      778,125
                                           Remington Arms, Inc.,
                                            9.5s, 2003Section         11/19/93           450,000       447,187      373,500
                                                                                                   -----------  -----------
                                                                                                   $ 5,309,846  $ 5,677,296
                                                                                                   -----------  -----------
                                                                                                   -----------  -----------
                                           Spectrum Holobyte, Inc.,
 Managed Sectors Variable Account           6.5s, 2002Section         9/27/95            120,000   $   120,000  $    87,600
                                                                                                   -----------  -----------
                                                                                                   -----------  -----------
                                           Ciba-Geigy Corp., 6.25s,   11/12/91 -
 Total Return Variable Account              2016Section               1/22/92            500,000   $   728,000  $   511,250
                                           Financiara Energetica
                                            Nacional Colombia,
                                            6.625s, 1996Section       3/22/95            420,000       410,502      418,425
                                           Goldman Sachs Group,
                                            6.2s, 2000Section         12/08/95           200,000       199,760      199,500
                                           Goldman Sachs Group,
                                            7.25s, 2005Section        9/22/95            150,000       149,861      155,625
                                           Hidroelectrica Alicura,
                                            8.375s, 1999Section       4/08/94            500,000       466,983      460,000
                                           Jet Equipment Trust,
                                            10.91s, 2006Section       4/07/95            300,000       317,451      347,651
                                           Jet Equipment Trust,
                                            10.69s, 2015Section       4/07/95            250,000       250,000      293,275
                                           Merrill Lynch Home Equity
                                            Loan Corp., 9.3s, 2016    12/16/92           337,093       338,357      350,779
                                           Metropolitan Life
                                            Insurance, Inc., 7.7s,
                                            2015Section               11/08/95           400,000       398,608      415,376

                                                                          Date of      Share/Par
 Account                                   Description                  Acquistion       Amount       Cost         Value
 ----------------------------------------  -------------------------  ---------------  ----------  -----------  -----------
 Total Return Variable Account --          Oleoducto Central S.A.,
 continued                                  9.35s, 2005Section        6/21/95            300,000   $   300,000  $   304,500
                                           Owens Corning Fiberglass
                                            Co., 9.9s, 2015Section    3/07/95            200,000       200,000      225,875
                                           Qantas Airways Ltd.,
                                            7.5s, 2003Section         6/24/93            700,000       698,322      733,621
                                           Salton Sea Funding Corp.,
                                            7.37s, 2005Section        7/18/95            400,000       400,000      414,296
                                           Salton Sea Funding Corp.,
                                            7.84s, 2010Section        7/18/95            400,000       400,000      420,704
                                                                                                   -----------  -----------
                                                                                                   $ 5,257,844  $ 5,250,877
                                                                                                   -----------  -----------
                                                                                                   -----------  -----------

Section SEC Rule 144A restricted security.

(9) PARTICIPANT TRANSACTIONS
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                  Year Ended December 31, 1995 (000 Omitted)
                      ---------------------------------------------------------------------------------------------------
                                    Transfers Between      Withdrawals,
                                    Variable Accounts      Surrenders,
                        Purchase        and Fixed        Annuitizations,           Net               Net          Net
                        Payments       Accumulation        and Contract        Accumulation     Annuitization   Increase
                        Received         Account             Charges             Activity         Activity     (Decrease)
                      ------------- ------------------  ------------------  ------------------  -------------  ----------
                      Units Dollars  Units    Dollars    Units    Dollars    Units    Dollars      Dollars      Dollars
                      ----- ------- -------  ---------  -------  ---------  -------  ---------  -------------  ----------
 Capital Appreciation
  Variable Account
   Compass 2
    Contracts........   237 $ 7,828      84  $   3,030   (1,617) $ (53,462)  (1,296) $ (42,604)     $(459)      $(43,063)
   Compass 3
    Contracts........   523  11,480     797      2,783     (779)   (15,819)     541     (1,556)        85         (1,471)
                            -------          ---------           ---------           ---------      -----      ----------
                            $19,308          $   5,813           $ (69,281)          $ (44,160)     $(374)      $(44,534)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 Government
  Securities Variable
  Account
   Compass 2
    Contracts........   141 $ 3,360  (1,455) $ (34,220)  (1,633) $ (38,734)  (2,947) $ (69,594)     $   9       $(69,585)
   Compass 3
    Contracts........   217   3,634    (223)    (8,332)    (420)    (6,709)    (426)   (11,407)       156        (11,251)
                            -------          ---------           ---------           ---------      -----      ----------
                            $ 6,994          $ (42,552)          $ (45,443)          $ (81,001)     $ 165       $(80,836)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 High Yield Variable
  Account
   Compass 2
    Contracts........   106 $ 2,618      (3) $    (225)    (897) $ (22,116)    (794) $ (19,723)     $ 226       $(19,497)
   Compass 3
    Contracts........   136   2,474     865      4,267     (226)    (3,890)     775      2,851          1          2,852
                            -------          ---------           ---------           ---------      -----      ----------
                            $ 5,092          $   4,042           $ (26,006)          $ (16,872)     $ 227       $(16,645)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 Managed Sectors
  Variable Account
   Compass 2
    Contracts........    28 $   795     101  $   2,867     (141) $  (4,009)     (12) $    (347)     $ (16)      $   (363)
   Compass 3
    Contracts........   215   6,067     316        714     (194)    (5,303)     337      1,478     --              1,478
                            -------          ---------           ---------           ---------      -----      ----------
                            $ 6,862          $   3,581           $  (9,312)          $   1,131      $ (16)      $  1,115
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 Money Market
  Variable Account
   Compass 2
    Contracts........   113 $ 1,833   1,275  $  20,487   (1,738) $ (28,147)    (350) $  (5,827)     $(165)      $ (5,992)
   Compass 3
    Contracts........   408   5,426     325      1,987     (842)   (10,938)    (109)    (3,525)       (33)        (3,558)
                            -------          ---------           ---------           ---------      -----      ----------
                            $ 7,259          $  22,474           $ (39,085)          $  (9,352)     $(198)      $ (9,550)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------

 PARTICIPANT TRANSACTIONS -- continued

                                                  Year Ended December 31, 1995 (000 Omitted)
                      ---------------------------------------------------------------------------------------------------
                                    Transfers Between      Withdrawals,
                                    Variable Accounts      Surrenders,
                        Purchase        and Fixed        Annuitizations,           Net               Net          Net
                        Payments       Accumulation        and Contract        Accumulation     Annuitization   Increase
                        Received         Account             Charges             Activity         Activity     (Decrease)
                      ------------- ------------------  ------------------  ------------------  -------------  ----------
                      Units Dollars  Units    Dollars    Units    Dollars    Units    Dollars      Dollars      Dollars
                      ----- ------- -------  ---------  -------  ---------  -------  ---------  -------------  ----------
 Total Return
  Variable Account
   Compass 2
    Contracts........   127 $ 2,491     153  $   3,187     (889) $ (17,489)    (609) $ (11,811)     $ 153       $(11,658)
   Compass 3
    Contracts........   698  13,073     760     (2,647)    (848)   (15,127)     610     (4,701)       (76)        (4,777)
                            -------          ---------           ---------           ---------      -----      ----------
                            $15,564          $     540           $ (32,616)          $ (16,512)     $  77       $(16,435)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 World Governments
  Variable Account
   Compass 2
    Contracts........    20 $   341     (41) $    (720)    (138) $  (2,396)    (159) $  (2,775)     $  (8)      $ (2,783)
   Compass 3
    Contracts........   102   1,722      80     (1,013)    (166)    (2,684)      16     (1,975)       131         (1,844)
                            -------          ---------           ---------           ---------      -----      ----------
                            $ 2,063          $  (1,733)          $  (5,080)          $  (4,750)     $ 123       $ (4,627)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------

                                                  Year Ended December 31, 1994 (000 Omitted)
                      ---------------------------------------------------------------------------------------------------
                                    Transfers Between      Withdrawals,
                                    Variable Accounts      Surrenders,
                        Purchase        and Fixed        Annuitizations,           Net               Net          Net
                        Payments       Accumulation        and Contract        Accumulation     Annuitization   Increase
                        Received         Account             Charges             Activity         Activity     (Decrease)
                      ------------- ------------------  ------------------  ------------------  -------------  ----------
                      Units Dollars  Units    Dollars    Units    Dollars    Units    Dollars      Dollars      Dollars
                      ----- ------- -------  ---------  -------  ---------  -------  ---------  -------------  ----------
 Capital Appreciation
  Variable Account
   Compass 2
    Contracts........   340 $10,445  (1,329) $ (41,973)  (1,534) $ (46,546)  (2,523) $ (78,074)     $(130)      $(78,204)
   Compass 3
    Contracts........   753  15,246    (446)    (9,469)    (520)   (10,394)    (213)    (4,617)        45         (4,572)
                            -------          ---------           ---------           ---------      -----      ----------
                            $25,691          $ (51,442)          $ (56,940)          $ (82,691)     $ (85)      $(82,776)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 Government
  Securities Variable
  Account
   Compass 2
    Contracts........   218 $ 4,838     588  $  13,109   (2,177) $ (48,044)  (1,371) $ (30,097)     $(252)      $(30,349)
   Compass 3
    Contracts........   385   5,972     190      3,001     (350)    (5,411)     225      3,562         27          3,589
                            -------          ---------           ---------           ---------      -----      ----------
                            $10,810          $  16,110           $ (53,455)          $ (26,535)     $(225)      $(26,760)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 High Yield Variable
  Account
   Compass 2
    Contracts........   140 $ 3,227    (401) $  (9,661)    (860) $ (19,603)  (1,121) $ (26,037)     $(187)      $(26,224)
   Compass 3
    Contracts........   176   3,016     (55)    (2,526)    (192)    (3,275)     (71)    (2,785)         7         (2,778)
                            -------          ---------           ---------           ---------      -----      ----------
                            $ 6,243          $ (12,187)          $ (22,878)          $ (28,822)     $(180)      $(29,002)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------

 PARTICIPANT TRANSACTIONS -- continued

                                                  Year Ended December 31, 1994 (000 Omitted)
                      ---------------------------------------------------------------------------------------------------
                                    Transfers Between      Withdrawals,
                                    Variable Accounts      Surrenders,
                        Purchase        and Fixed        Annuitizations,           Net               Net          Net
                        Payments       Accumulation        and Contract        Accumulation     Annuitization   Increase
                        Received         Account             Charges             Activity         Activity     (Decrease)
                      ------------- ------------------  ------------------  ------------------  -------------  ----------
                      Units Dollars  Units    Dollars    Units    Dollars    Units    Dollars      Dollars      Dollars
                      ----- ------- -------  ---------  -------  ---------  -------  ---------  -------------  ----------
 Managed Sectors
  Variable Account
   Compass 2
    Contracts........    36 $   874      (9) $    (219)    (105) $  (2,532)     (77) $  (1,877)     $ (14)      $ (1,891)
   Compass 3
    Contracts........   277   6,673    (109)    (2,671)    (177)    (4,325)      (9)      (323)         0           (323)
                            -------          ---------           ---------           ---------      -----      ----------
                            $ 7,547          $  (2,890)          $  (6,857)          $  (2,200)     $ (14)      $ (2,214)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 Money Market
  Variable Account
   Compass 2
    Contracts........   142 $ 2,220   2,021  $  31,491   (1,730) $ (27,010)     433  $   6,701      $ (34)      $  6,667
   Compass 3
    Contracts........   558   7,202     940     11,911     (722)    (9,305)     776      9,808        (45)         9,763
                            -------          ---------           ---------           ---------      -----      ----------
                            $ 9,422          $  43,402           $ (36,315)          $  16,509      $ (79)      $ 16,430
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 Total Return
  Variable Account
   Compass 2
    Contracts........   183 $ 3,267     181  $   3,279     (843) $ (15,054)    (479) $  (8,508)     $   0       $ (8,508)
   Compass 3
    Contracts........ 1,072  18,901     (20)      (332)    (716)   (12,652)     336      5,917        (33)         5,884
                            -------          ---------           ---------           ---------      -----      ----------
                            $22,168          $   2,947           $ (27,706)          $  (2,591)     $ (33)      $ (2,624)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------
 World Governments
  Variable Account
   Compass 2
    Contracts........    33 $   537       2  $     157     (144) $  (2,291)    (109) $  (1,597)     $  (3)      $ (1,600)
   Compass 3
    Contracts........   184   2,872    (113)    (1,751)    (113)    (1,767)     (42)      (646)       (13)          (659)
                            -------          ---------           ---------           ---------      -----      ----------
                            $ 3,409          $  (1,594)          $  (4,058)          $  (2,243)     $ (16)      $ (2,259)
                            -------          ---------           ---------           ---------      -----      ----------
                            -------          ---------           ---------           ---------      -----      ----------

(10) DETAILED STATEMENT OF OPERATIONS -- Year Ended December 31, 1995 (000 omitted)

                                                                   Capital Appreciation Variable Account
                                          ---------------------------------------------------------------------------------------
                                                 Compass 2                Compass 3            Compass 3 - Level 2
                                          ------------------------ ------------------------ --------------------------
                                          Accumulation Annuitization Accumulation Annuitization Accumulation Annuitization   Total
                                          ----------- ------------ ----------- ------------ ------------ ------------- ----------
 Investment income:
   Interest..............................  $    542      $    6      $   161       $--        $     2         $--       $     711
   Dividends.............................     3,253          38          968         3             12         --            4,274
                                                                                    --
                                          -----------    ------    -----------                  -----        ---       ----------
     Total investment income.............  $  3,795      $   44      $ 1,129       $ 3        $    14         $--       $   4,985
 Expenses................................     7,370          33        2,282         2             37         --            9,724
                                                                                    --
                                          -----------    ------    -----------                  -----        ---       ----------
   Net investment income (expense).......  $ (3,575)     $   11      $(1,153)      $ 1        $   (23)        $--       $  (4,739)
                                                                                    --
                                          -----------    ------    -----------                  -----        ---       ----------
 Realized and unrealized gains (losses)
  on investments:
   Net realized gains (losses)...........  $ 53,376      $  623      $15,927       $48        $   333         $--       $  70,307
   Net unrealized gains (losses).........    53,646         610       16,216        39           (108)        --           70,403
                                                                                    --
                                          -----------    ------    -----------                  -----        ---       ----------
 Net realized and unrealized gains on
  investments............................  $107,022      $1,233      $32,143       $87        $   225         $--       $ 140,710
                                                                                    --
                                          -----------    ------    -----------                  -----        ---       ----------
 Increase in net assets from
  operations.............................  $103,447      $1,244      $30,990       $88        $   202         $--       $ 135,971
                                                                                    --
                                                                                    --
                                          -----------    ------    -----------                  -----        ---       ----------
                                          -----------    ------    -----------                  -----        ---       ----------

                                                                  Government Securities Variable Account
                                          --------------------------------------------------------------------------------------
                                                 Compass 2                 Compass 3             Compass 3 - Level 2
                                          ------------------------ -------------------------- -------------------------
                                          Accumulation Annuitization Accumulation Annuitization Accumulation Annuitization  Total
                                          ----------- ------------ ------------ ------------- ----------- ------------- --------
 Investment income:
   Interest..............................   $16,984       $188       $ 3,069         $11        $   85         $1       $ 20,338
   Dividends.............................    --          --           --           --            --         --             --
                                          -----------      ---     ------------      ---         -----        ---       --------
     Total investment income.............   $16,984       $188       $ 3,069         $11        $   85         $1       $ 20,338
 Expenses................................     4,378         16           831           1            22      --             5,248
                                          -----------      ---     ------------      ---         -----        ---       --------
   Net investment income.................   $12,606       $172       $ 2,238         $10        $   63         $1       $ 15,090
                                          -----------      ---     ------------      ---         -----        ---       --------
 Realized and unrealized gains (losses)
  on investments:
   Net realized gains (losses)...........   $(1,304)      $ (8)      $  (278)        $--        $   43         $1       $ (1,546)
   Net unrealized gains..................    23,357        249         4,271          14            84      --            27,975
                                          -----------      ---     ------------      ---         -----        ---       --------
 Net realized and unrealized gains on
  investments............................   $22,053       $241       $ 3,993         $14        $  127         $1       $ 26,429
                                          -----------      ---     ------------      ---         -----        ---       --------
 Increase in net assets from
  operations.............................   $34,659       $413       $ 6,231         $24        $  190         $2       $ 41,519
                                          -----------      ---     ------------      ---         -----        ---       --------
                                          -----------      ---     ------------      ---         -----        ---       --------

                                                                        High Yield Variable Account
                                          ---------------------------------------------------------------------------------------
                                                 Compass 2                 Compass 3            Compass 3 - Level 2
                                          ------------------------ ------------------------- -------------------------
                                          Accumulation Annuitization Accumulation Annuitization Accumulation Annuitization   Total
                                          ----------- ------------ ------------ ------------ ----------- ------------- ----------
 Investment income:
   Interest..............................  $ 15,130      $  239      $  4,107       $ 2        $  189         $--       $  19,667
   Dividends.............................    --          --            --            --         --            --           --
                                                                                     --
                                          -----------    ------    ------------              -----------     ---       ----------
     Total investment income.............  $ 15,130      $  239      $  4,107       $ 2        $  189         $--       $  19,667
 Expenses................................     3,254          21           924        --            38         --            4,237
                                                                                     --
                                          -----------    ------    ------------              -----------     ---       ----------
   Net investment income.................  $ 11,876      $  218      $  3,183       $ 2        $  151         $--       $  15,430
                                                                                     --
                                          -----------    ------    ------------              -----------     ---       ----------
 Realized and unrealized gains (losses)
  on investments:
   Net realized gains (losses)...........  $ (6,916)     $ (107)     $ (1,881)      $(1)       $   55         $--       $  (8,850)
   Net unrealized gains (losses).........    16,381         255         4,595         2           (56)        --           21,177
                                                                                     --
                                          -----------    ------    ------------              -----------     ---       ----------
 Net realized and unrealized gains
  (losses) on investments................  $  9,465      $  148      $  2,714       $ 1        $   (1)        $--       $  12,327
                                                                                     --
                                          -----------    ------    ------------              -----------     ---       ----------
 Increase in net assets from
  operations.............................  $ 21,341      $  366      $  5,897       $ 3        $  150         $--       $  27,757
                                                                                     --
                                                                                     --
                                          -----------    ------    ------------              -----------     ---       ----------
                                          -----------    ------    ------------              -----------     ---       ----------

                                                                   Managed Sectors Variable Account
                                          -----------------------------------------------------------------------------------
                                                Compass 2                Compass 3           Compass 3 - Level 2
                                          ---------------------- ------------------------- ------------------------
                                          Accumulation Annuitization Accumulation Annuitization Accumulation Annuitization   Total
                                          ---------- ----------- ------------ ------------ ----------- ------------ ---------
 Investment income:
   Interest..............................   $   41       $--       $    94         $--       $--            $--     $     135
   Dividends.............................      220         1           496         --             6         --            723
                                                          --
                                          ----------             ------------     ---      -----------     ---      ---------
     Total investment income.............   $  261       $ 1       $   590         $--       $    6         $--     $     858
 Expenses................................      484         1         1,168         --            14         --          1,667
                                                          --
                                          ----------             ------------     ---      -----------     ---      ---------
   Net investment expense................   $ (223)    --$         $  (578)        $--       $   (8)        $--     $    (809)
                                                          --
                                          ----------             ------------     ---      -----------     ---      ---------
 Realized and unrealized gains on
  investments:
   Net realized gains....................   $4,703       $16       $10,622         $--       $  117         $--     $  15,458
   Net unrealized gains..................    1,380         5         3,593         --          (101)        --          4,877
                                                          --
                                          ----------             ------------     ---      -----------     ---      ---------
 Net realized and unrealized gains on
  investments............................   $6,083       $21       $14,215         $--       $   16         $--     $  20,335
                                                          --
                                          ----------             ------------     ---      -----------     ---      ---------
 Increase in net assets from
  operations.............................   $5,860       $21       $13,637         $--       $    8         $--     $  19,526
                                                          --
                                                          --
                                          ----------             ------------     ---      -----------     ---      ---------
                                          ----------             ------------     ---      -----------     ---      ---------

                                                                        Money Market Variable Account
                                          -----------------------------------------------------------------------------------------
                                                  Compass 2                   Compass 3             Compass 3 - Level 2
                                          -------------------------- --------------------------- --------------------------
                                          Accumulation Annuitization Accumulation  Annuitization Accumulation Annuitization  Total
                                          ------------ ------------- ------------- ------------- ------------ ------------- -------
 Investment income:
   Interest..............................    $6,564         $78         $ 3,613         $2          $   70         $--      $10,327
   Dividends.............................    --           --             --             --          --             --         --
                                                             --                                         --
                                             ------                  -------------     ---                        ---       -------
     Total investment income.............    $6,564         $78         $ 3,613         $2          $   70         $--      $10,327
 Expenses................................     2,085           8           1,206         --              23         --         3,322
                                                             --                                         --
                                             ------                  -------------     ---                        ---       -------
   Net investment income.................    $4,479         $70         $ 2,407         $2          $   47         $--      $ 7,005
                                                             --                                         --
                                             ------                  -------------     ---                        ---       -------
 Realized and unrealized gains (losses)
  on investments.........................    $--          --$           $--             $--         $--            $--      $ --
                                                             --                                         --
                                             ------                  -------------     ---                        ---       -------
 Increase in net assets from
  operations.............................    $4,479         $70         $ 2,407         $2          $   47         $--      $ 7,005
                                                             --                                         --
                                                             --                                         --
                                             ------                  -------------     ---                        ---       -------
                                             ------                  -------------     ---                        ---       -------

                                                                      Total Return Variable Account
                                          -------------------------------------------------------------------------------------
                                                 Compass 2                 Compass 3           Compass 3 - Level 2
                                          ------------------------ ------------------------- ------------------------
                                          Accumulation Annuitization Accumulation Annuitization Accumulation Annuitization   Total
                                          ----------- ------------ ------------ ------------ ------------ ----------- ---------
 Investment income:
   Interest..............................   $ 3,057       $ 77        $ 4,240       $12         $    84       $--     $   7,470
   Dividends.............................     2,060         46          2,858         7              49       --          5,020
                                                                                     --
                                          -----------      ---     ------------                     ---      ---      ---------
     Total investment income.............   $ 5,117       $123        $ 7,098       $19         $   133       $--     $  12,490
 Expenses................................     2,056         20          3,061         3              56       --          5,196
                                                                                     --
                                          -----------      ---     ------------                     ---      ---      ---------
   Net investment income.................   $ 3,061       $103        $ 4,037       $16         $    77       $--     $   7,294
                                                                                     --
                                          -----------      ---     ------------                     ---      ---      ---------
 Realized and unrealized gains (losses)
  on investments:
   Net realized gains....................   $10,786       $211        $14,913       $31         $   579       $--     $  26,520
   Net unrealized gains (losses).........    10,328         75         14,368        12             (71)      --         24,712
                                                                                     --
                                          -----------      ---     ------------                     ---      ---      ---------
 Net realized and unrealized gains on
  investments............................   $21,114       $286        $29,281       $43         $   508       $--     $  51,232
                                                                                     --
                                          -----------      ---     ------------                     ---      ---      ---------
 Increase in net assets from
  operations.............................   $24,175       $389        $33,318       $59         $   585       $--     $  58,526
                                                                                     --
                                                                                     --
                                          -----------      ---     ------------                     ---      ---      ---------
                                          -----------      ---     ------------                     ---      ---      ---------

                                                                    World Governments Variable Account
                                          ---------------------------------------------------------------------------------------
                                                  Compass 2                  Compass 3            Compass 3 - Level 2
                                          -------------------------- -------------------------- ------------------------
                                          Accumulation Annuitization Accumulation Annuitization Accumulation Annuitization  Total
                                          ------------ ------------- ------------ ------------- ----------- ------------ --------
 Investment income:
   Interest..............................   $ 1,199         $ 6        $ 1,571         $ 6        $   46      -- $       $  2,828
   Dividends.............................    --           --            --           --            --         --            --
                                                             --
                                             ------                  ------------      ---      -----------     ---      --------
     Total investment income.............   $ 1,199         $ 6        $ 1,571         $ 6        $   46      -- $       $  2,828
 Expenses................................       354           1            493           1            14      --              863
                                                             --
                                             ------                  ------------      ---      -----------     ---      --------
   Net investment income.................   $   845         $ 5        $ 1,078         $ 5        $   32      -- $       $  1,965
                                                             --
                                             ------                  ------------      ---      -----------     ---      --------
 Realized and unrealized gains (losses)
  on investments:
   Net realized gains (losses)...........   $   708         $ 3        $   966         $(1)       $   (4)     -- $       $  1,672
   Net unrealized gains..................       575           3            682           8            59      --            1,327
                                                             --
                                             ------                  ------------      ---      -----------     ---      --------
 Net realized and unrealized gains on
  investments............................   $ 1,283         $ 6        $ 1,648         $ 7        $   55      -- $       $  2,999
                                                             --
                                             ------                  ------------      ---      -----------     ---      --------
 Increase in net assets from
  operations.............................   $ 2,128         $11        $ 2,726         $12        $   87      -- $       $  4,964
                                                             --
                                                             --
                                             ------                  ------------      ---      -----------     ---      --------
                                             ------                  ------------      ---      -----------     ---      --------

INDEPENDENT AUDITORS' REPORT

To the Participants in and the Board of Managers of Capital Appreciation
 Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account (the "Variable Accounts") as of December 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994 and the per unit and other data for each of the years in the five-year period ended December 31, 1995. These financial statements and the per unit and other data are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per unit and other data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and per unit and other data present fairly, in all material respects, the financial position of the Variable Accounts at December 31, 1995, the results of their operations, the changes in their net assets, and their per unit and other data for each of the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 1996

                    ----------------------------------------

This Compass annual report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded by an effective prospectus.

MEMBERS OF BOARDS OF MANAGERS
AND OFFICERS
JOHN D. McNEIL*, Chairman and Member
CHAIRMAN, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

BONNIE S. ANGUS*, Secretary
SECRETARY, Sun Life Assurance Company of Canada (U.S.),
Wellesley Hills, Massachusetts

SAMUEL ADAMS, Member
PARTNER, Warner & Stackpole,
Boston, Massachusetts

GEOFFREY CROFTS, Member
PROFESSOR EMERITUS, University of Hartford,
Hartford, Connecticut

DAVID D. HORN*, Member
SENIOR VICE PRESIDENT AND GENERAL MANAGER,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Member
FORMER CHAIRMAN, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Member
FORMER VICE CHAIRMAN, The Gillette Company,
Boston, Massachusetts

SUN LIFE ASSURANCE COMPANY
OF CANADA (U.S.)
ANNUITY SERVICE MAILING ADDRESS
c/o Sun Life Annuity Service Center
P.O. Box 1024, Boston, MA 02103-9986
INVESTMENT MANAGER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741
DISTRIBUTOR
Clarendon Insurance Agency, Inc.
500 Boylston Street, Boston, MA 02116-3741
CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1616

*Affiliated with the Investment Adviser
 ACCOUNT INFORMATION
 For account information, please call toll free:
 1-800-752-7218 anytime from a touch-tone telephone.
 To speak with a customer service representative, please call toll free: 1-800-752-7215 any business day from 8 a.m. to 6 p.m. Eastern time.

                                                              CO-2 2/96 67.5M

                                     [LOGO]

                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS

                                               ANNUAL REPORT - DECEMBER 31, 1995

                     CAPITAL APPRECIATION VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                          HIGH YIELD VARIABLE ACCOUNT
                        MANAGED SECTORS VARIABLE ACCOUNT
                         MONEY MARKET VARIABLE ACCOUNT
                         TOTAL RETURN VARIABLE ACCOUNT
                       WORLD GOVERNMENTS VARIABLE ACCOUNT

                                                                       ISSUED BY
                                    SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.),
                                                    A WHOLLY-OWNED SUBSIDIARY OF
                                            SUN LIFE ASSURANCE COMPANY OF CANADA